      As filed with the Securities and Exchange Commission on June 16, 2000

                                                               File Nos. 33-6540
                                                                        811-5033

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 34

                                       AND

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940
                                AMENDMENT NO. 35

                          CITIFUNDS FIXED INCOME TRUST*
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

             21 MILK STREET, 5TH FLOOR, BOSTON, MASSACHUSETTS 02109
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 617-423-1679

   PHILIP W. COOLIDGE, 21 MILK STREET, 5TH FLOOR, BOSTON, MASSACHUSETTS 02109
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
             ROGER P. JOSEPH, BINGHAM DANA LLP, 150 FEDERAL STREET,
                           BOSTON, MASSACHUSETTS 02110


    It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b).
[ ] on (date) pursuant to paragraph (b).
[X] 60 days after filing pursuant to paragraph (a)(1).
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.
[ ] 75 days after filing pursuant to paragraph (a)(2).
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

    If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         The Premium Portfolios, on behalf of U.S. Fixed Income Portfolio, has also executed this registration statement.

-------------------------------------------------------------------------
* This filing relates solely to shares of the Trust's series CitiFunds Intermediate Income Portfolio.

Smith Barney
Mutual Funds

PROSPECTUS

INTERMEDIATE INCOME
FUND


CLASS A, B, L AND Y SHARES

SEPTEMBER    , 2000





           The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.


                              INVESTMENT PRODUCTS:
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE

                                    CONTENTS
Investments, risks and performance.......................................
More on the fund's investments...........................................
Management...............................................................
Choosing a class of shares to buy........................................
Comparing the fund's classes.............................................
Sales charges............................................................
More about deferred sales charges........................................
Buying shares............................................................
Exchanging shares........................................................
Redeeming shares.........................................................
Other things to know about share transactions............................
Salomon Smith Barney retirement programs.................................
Dividends, distributions and taxes.......................................
Share price..............................................................
Financial highlights.....................................................

INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE

The fund seeks to generate a high level of current income and preserve the value of its shareholders' investment.

PRINCIPAL INVESTMENT STRATEGIES

KEY INVESTMENTS The fund invests in a broad range of fixed income securities. The fund's fixed income securities include:

[] Debt securities of U.S. and foreign companies, such as bonds, short-term notes, mortgage-backed securities (including collateralized mortgage obligations, or CMOs) and asset-backed securities
[] U.S. government securities, such as U.S. Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. government agencies or instrumentalities
[] Debt securities of foreign governments
[] Preferred stock of U.S. and foreign companies

Under normal circumstances, the fund invests at least 65% of its total assets in fixed income securities. However, the fund expects that, in general, substantially all of its assets will be invested in fixed income securities.

The fund is permitted to invest in bonds with any maturity. However, the fund's average weighted maturity is normally expected to be from three to ten years.

The fund's debt securities issued by U.S. companies must be investment grade when the fund purchases them. If the credit quality of a security deteriorates after the fund buys it, the manager will decide whether the security should be held or sold.

The fund may, but need not, use derivative contracts, such as bond index futures, foreign currency futures, forward and exchange contracts, options on securities and foreign currencies, options on interest rate futures and swaps:

[] To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or exchange rates
[] To enhance potential gains
[] As a substitute for buying or selling securities
[] To manage the maturity or duration of fixed income securities

SELECTION PROCESS The manager uses a "top-down" approach when establishing duration and sector allocation and a "bottom-up" approach when selecting securities to purchase for the fund. When using a "top-down" approach, the manager looks first at broad economic factors and market conditions. Security selection combines fundamental credit analysis with relative value decisions. The manager, working from an approved list of issuers, compares the yield advantage of an issue to other issues in its peer group.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[] Interest rates increase, causing the prices of fixed income securities to decline, thereby reducing the value of the fund's fixed income portfolio. The fund has greater sensitivity to changes in interest rates than a fund investing in securities with shorter maturities
[] The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
[] The manager's judgement about interest rates or the attractiveness, relative yield, value, income potential or potential appreciation of a particular security proves to be incorrect
[] As interest rates decline, the issuers of securities held by the fund may pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities. This is known as prepayment or call risk
[] As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities held by the fund, locking in below market interest rates and reducing the value of these securities. This is known as extension risk. Longer maturities make these securities more sensitive to interest rate changes and the fund's share price more volatile
[] Interest rates decline, causing the amount of income paid to you by the fund as dividends to decline

Although certain U.S. government securities and mortgage pools issued by certain U.S. government agencies are backed by the full faith and credit of the U. S. with respect to payments of principal and interest, this guarantee does not apply to losses resulting from declines in the market value of such securities, and they may be volatile.

If the fund invests in derivatives, even a small investment in derivative contracts can have a big impact on the fund's interest rate and currency rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or currency rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and the counterparty may fail to honor contract terms. Derivatives may not be available on terms that make economic sense (for example, they may be too costly).

Please remember that an investment in the fund is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency.

See page [ ] for more information about the risks of investing in the fund.

WHO MAY WANT TO INVEST The fund may be an appropriate investment if:

[] Current income is more important to you than growth of principal
[] You're seeking higher current income than is available from money market instruments, and you are willing to accept the greater share price fluctuations and possible losses associated with higher income
[] Your investment horizon is at least intermediate term -- typically three years or longer

RISK RETURN BAR CHART

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. This bar chart shows the performance of the fund's Class A shares for each of the calendar years indicated. Class B, L and Y shares would have different performance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return. The performance information does reflect certain fee waivers or reimbursements, which if reduced or eliminated may cause the fund's performance to go down.

                         TOTAL RETURN FOR CLASS A SHARES
      1994         1995        1996       1997        1998        1999
     (4.48)%      16.45%       2.73%      8.87%       8.07%      (2.37)%
                        CALENDAR YEARS ENDED DECEMBER 31

QUARTERLY RETURNS (FOR THE YEARS COVERED BY THE BAR CHART):
Highest: 6.49% in 2nd quarter 1995; Lowest: (3.21)% in 1st quarter 1994. Year to date: % through 6/30/00.

* The returns shown for Class A shares include returns for periods before the creation of share classes on January 4, 1999.

RISK RETURN TABLE

This table indicates the risks of investing in the fund by comparing the average annual total return of each class for the periods shown with that of the Lehman Aggregate Bond Index. This table assumes imposition of the maximum sales charge applicable to the class, redemption of shares at the end of the period, and reinvestment of distributions and dividends. The performance information also reflects certain fee waivers or reimbursements, which if reduced or eliminated may cause the fund's performance to go down.

                          AVERAGE ANNUAL TOTAL RETURNS:
                     CALENDAR YEARS ENDED DECEMBER 31, 1999
CLASS                    1 YEAR     5 YEARS    SINCE INCEPTION    INCEPTION DATE
A*                       (6.77)%     5.58%           4.00%            06/25/93
B                        (7.12)%      n/a             n/a             01/04/99
L**                      n/a          n/a             n/a             09/__/00
Y**                      n/a          n/a             n/a             09/__/00
Lehman Agg. Bond Index   (0.82%)      7.73%           ***             ***

  * The returns for Class A in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to the Class A shares.
 ** There were no Class L or Y shares outstanding for the calendar year ended
    December 31, 1999.
*** Index comparison begins on 6/30/93.

FEE TABLE

This table sets forth the fees and expenses you will pay if you invest in fund shares.

                                                     SHAREHOLDER FEES
(fees paid directly from your investment)                               CLASS A      CLASS B       CLASS L        CLASS Y
Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                                           4.50%          None         1.00%          None
Maximum deferred sales charge (load) (as a % of the lower
   of net asset value at purchase or redemption)                        None(1)       4.50%         1.00%          None

                                             ANNUAL FUND OPERATING EXPENSES(2)
(expenses deducted from fund assets)                                    CLASS A      CLASS B       CLASS L(3)    CLASS Y(3)
Management fee                                                          0.70%         0.70%         0.70%          0.70%
Distribution and service (12b-1) fees                                   0.25%         0.75%         1.00%          None
Other expenses                                                          0.37%         0.37%         0.37%          0.37%
                                                                        -----         -----         -----          -----

Total annual fund operating expenses*                                   1.32%         1.82%         2.07%          1.07%

* Because some of the Fund's expenses were waived or reimbursed, actual total operating expenses for the prior year were (or, in the
  case of Class L or Y shares, would have been):                        0.90%         1.40%         1.65%          0.65%

These fee waivers and reimbursements may be reduced or terminated at any  time.

(1) You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

(2) The Fund invests in securities through an underlying mutual fund. This table reflects expenses of the fund and its underlying mutual fund.

(3) For Class L and Y shares, "Other Expenses" have been estimated based on expenses incurred by Class A shares because no
    Class L or Y shares were outstanding as of the fiscal year ended October 31, 1999.

EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[] You invest $10,000 in the fund for the period shown
[] Your investment has a 5% return each year - the assumption of a 5% return is required by the SEC for the purposes of this example and is not a prediction of the fund's future performance
[] You reinvest all distributions and dividends without a sales charge
[] The fund's operating expenses, without waivers, remain the same

                                            NUMBER OF YEARS YOU OWN YOUR SHARES
                                                                  1 YEAR         3 YEARS         5 YEARS          10 YEARS
Class A (with or without redemption)                               $578           $849           $1,141            $1,969
Class B (redemption at end of period)                              $635           $873           $1,085            $2,005
Class B (no redemption)                                            $185           $573           $ 985             $2,005
Class L (redemption at end of period)                              $408           $742           $1,202            $2,476
Class L (no redemption)                                            $308           $742           $1,202            $2,476
Class Y (with or without redemption)                               $109           $340           $  590            $1,306

MORE INFORMATION ON THE FUND'S INVESTMENTS

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES The fund may invest in mortgage-backed and asset-backed securities. The manager determines the average maturity of mortgage backed and asset-backed securities based on expectations of prepayments of these securities. Actual prepayments will vary depending on changes in interest rates. The fund's average maturity may deviate from its normal range as a result of actual or expected prepayments. The fund will not consider such a deviation a violation of investment policy.

The fund's mortgage-backed securities may be issued or guaranteed as to payment by the U.S. government or one of its agencies, such as GNMA. These securities may or may not be backed by the full faith and credit of the U.S. government. The fund may also invest in mortgage-backed and asset-backed securities that are not guaranteed by the U.S. government. These securities are backed by pools of assets such as automobile loans, credit card receivables or mortgage loans. It may be difficult to enforce rights against assets backing these securities.

FORWARD ROLL TRANSACTIONS The fund may engage in forward roll transactions, in which the fund sells a mortgage security, while simultaneously agreeing to repurchase, at a future date, a similar security from the same party at a fixed price. The benefits from these transactions depend on the manager's ability to forecast mortgage prepayment patterns on different mortgage pools. The fund's forward roll transactions are "covered," meaning that the fund establishes a segregated account with liquid securities equal in value to the securities it will repurchase. These transactions involve risks that the market value will decline below the repurchase price before the date of repurchase, or that the other party will default.

ZERO COUPON BONDS The fund may invest up to 15% of its assets in zero coupon obligations, such as zero coupon bonds issued by companies and securities representing future principal and interest installments on debt obligations of the U.S. and foreign governments. These are bonds issued at a discount from face value because no interest payments are made until maturity. The price of zero coupon bonds tends to be more volatile than those of other securities that offer regular payments of interest. The fund may have to sell other securities on unfavorable terms potentially resulting in taxable gains for the fund in order to pay cash distributions representing income on zero coupon bonds.

FOREIGN INVESTMENTS The fund may invest up to 20% of its assets in foreign securities, including securities of issuers in developing countries, and generally purchases U.S. dollar denominated foreign securities. The fund's investments in fixed income securities of foreign issuers involve greater risk than investments in securities of U.S. issuers.

These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, currency exchange controls and other limitations on the use or transfer of fund assets and political or social instability. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments. Many foreign countries the fund invests in have markets that are less liquid and more volatile than markets in the U.S. In addition, there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the fund from realizing value in U.S. dollars from its investment in foreign securities. The fund may also be adversely affected by the conversion of European currencies to the Euro. Economic and Monetary Union and the introduction of a single European currency, which began on January 1, 1999, may increase uncertainties relating to investment in European markets.

Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

Securities issued or guaranteed as to principal by foreign governments or agencies or instrumentalities of foreign governments (which include securities of supranational agencies), like securities issued or guaranteed by the U.S. government or agencies or instrumentalities, may provide opportunities for income with minimal credit risk. However, as with U.S. government securities, foreign government securities still fluctuate in value when interest rates change.

BOND RATINGS Investment grade securities that the fund purchases are those rated Baa3 or better by Moody's, BBB - or better by Standard & Poor's, or which the manager believes to be of comparable quality. Securities rated Baa3 or BBB- and securities of comparable quality may have speculative characteristics. Also, changes in economic and market conditions of the issuer's circumstances are more likely to adversely affect the issuer's ability to make payments on the securities than is the case for higher rated securities. A change in the quality rating of a bond or other security can affect the security's liquidity and make it more difficult for the fund to sell. The lower quality debt securities in which the fund may invest are more susceptible to these problems than higher quality obligations.

PORTFOLIO TURNOVER The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance. The "Financial highlights" section of this Prospectus shows the fund's historical portfolio turnover rate.

CASH MANAGEMENT The fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management purposes.

INVESTMENT STRUCTURE The fund does not invest directly in securities but instead invests through an underlying mutual fund, having the same investment goals and strategies as the fund. The underlying mutual fund buys, holds and sells securities in accordance with these goals and strategies. Unless otherwise indicated, references to the fund in this Prospectus include the underlying fund. The fund may stop investing in its underlying mutual fund at any time, and will do so if the fund's Trustees believe that to be in the best interests of the fund's shareholders. The fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities.

DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information. However, the fund may not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the Statement of Additional Information. Also note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals, which are not described here.

The fund's goals and strategies may be changed without shareholder approval.

MANAGEMENT

MANAGER The Fund draws on the strength and experience of Citibank N.A., the investment manager of the Fund. Subject to policies set by the Fund's Trustees, the manager makes investment decisions. The manager has been managing money since 1822. With its affiliates, it currently manages more than $351 billion in assets worldwide.

Citibank, with headquarters at 153 East 53rd Street, New York, New York, is a wholly-owned subsidiary of Citigroup Inc. Citibank. is an affiliate of Salomon Smith Barney.

Citibank and its affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the manager does not obtain or use material inside information acquired by any division, department or affiliate of the manager in the course of those relationships. The manager and its affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the fund.

Mark Lindbloom, a Vice President of Citibank, has been responsible for the daily management of the fund's securities since June 1993, and has been a portfolio manager for fixed income securities since joining Citibank in 1986. Mr. Lindbloom has more than 20 years of investment management experience.

MANAGEMENT FEE For the fund's fiscal year ended October 31, 1999, Citibank received management fees totaling 0.35% of the fund's average daily net assets, after waivers.

DISTRIBUTOR The fund has entered into an agreement with CFBDS, Inc. to distribute the fund's shares.

DISTRIBUTION PLANS The fund has adopted Rule 12b-1 distribution plans for its Class A, B and L shares. Under each plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

CHOOSING A CLASS OF SHARES TO BUY

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

[] If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses
[] For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
[] Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

[] A broker-dealer, financial intermediary, or financial institution (called a Service Agent) that has entered into a sales or service agreement with the distributor concerning the fund
[] The fund, but only if you are investing through certain qualified plans or certain dealer representatives

INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                                         INITIAL                         ADDITIONAL
                                                            ----------------------------------          ------------
                                                            CLASSES A, B, L          CLASS Y             ALL CLASSES
General                                                         $1,000             $15 million               $50
IRA, Self Employed Retirement Plans, Uniform
    Gift to Minor Accounts                                      $  250             $15 million               $50
Qualified Retirement Plans*                                     $   25             $15 million               $25
Simple IRAs                                                     $    1                   n/a                 $ 1
Monthly Systematic Investment Plans                             $   25                   n/a                 $25
Quarterly Systematic Investment Plans                           $   50                   n/a                 $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal
  Revenue Code, including 401(k) plans

COMPARING THE FUND'S CLASSES

Your Service Agent can help you decide which class meets your goals. They may receive different compensation depending upon which class you choose.
                           CLASS A                   CLASS B                  CLASS L                 CLASS Y
KEY FEATURES      [] Initial sales            [] No initial               [] Initial sales           [] No initial or
                     charge                      sales charge                charge is lower            deferred sales
                  [] You may qualify          [] Deferred sales              than Class A               charge
                     for reduction or            charge declines          [] Deferred sales          [] Must invest at
                     waiver of initial           over time                   charge for only            least $15 million
                     sales charge             [] Converts to                 1 year                  [] Lower annual
                  [] Lower annual                Class A after 8          [] Does not                   expenses than the
                     expenses than               years                       convert to Class A         other classes
                     Class B and              [] Higher annual            [] Higher annual
                     Class L                     expenses than               expenses than
                                                 Class A                     Class A
---------------------------------------------------------------------------------------------------------------------------
INITIAL SALES     Up to 4.50%; reduced for    None                        1.00%                      None
CHARGE            large purchases and
                  waived for certain
                  investors. No charge for
                  purchases of $500,000 or
                  more
---------------------------------------------------------------------------------------------------------------------------
DEFERRED SALES    1.00% on purchases of       Up to 4.50% charged when    1.00% if you redeem        None
CHARGE            $500,000 or more if you     you redeem shares. The      within 1 year of purchase
                  redeem within 1 year of     charge is reduced over
                  purchase                    time and there is no
                                              deferred sales charge
                                              after 6 years
---------------------------------------------------------------------------------------------------------------------------
ANNUAL            0.25% of average daily      0.75% of average daily      1.00% of average daily     None
DISTRIBUTION      net assets                  net assets                  net assets
AND SERVICE FEES
---------------------------------------------------------------------------------------------------------------------------
EXCHANGEABLE      Class A shares of most      Class B shares of most      Class L shares of most     Class Y shares of most
INTO*             Smith Barney funds          Smith Barney funds          Smith Barney funds         Smith Barney funds
---------------------------------------------------------------------------------------------------------------------------
* Ask your Service Agent for the Smith Barney funds available for exchange.

SALES CHARGES

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The chart below shows the rate of sales charge that you pay, depending on the amount that you purchase.

The chart below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions and other fees that Service Agents that sell shares of the fund receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents that sell Class A shares will also receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares sold by them.

                                                                                                        BROKER/
                                                                SALES CHARGE AS A % OF                  DEALER
                                                            -----------------------------             COMMISSION
                                                            OFFERING           NET AMOUNT             AS A % OF
AMOUNT OF PURCHASE                                           PRICE (%)         INVESTED (%)         OFFERING PRICE
Less than $25,000                                               4.50                4.71                   4.05
$25,000 but less than $50,000                                   4.00                4.17                   3.60
$50,000 but less than $100,000                                  3.50                3.63                   3.15
$100,000 but less than $250,000                                 2.50                2.56                   2.25
$250,000 but less than $500,000                                 1.50                1.52                   1.35
$500,000 or more                                                 -0-                -0-              up to 1.00

INVESTMENTS OF $500,000 OR MORE You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

[] Accumulation privilege - lets you combine the current value of Class A shares owned

   [] by you, or
   [] by members of your immediate family

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

[] Letter of intent - lets you purchase Class A shares of the fund and other
   Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

[] Employees of members of the NASD
[] Clients of financial consultants or other registered representatives who recently joined a broker-dealer affiliated with Citigroup that has a sales agreement with the distributor concerning the Fund, if certain conditions are met
[] Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

CLASS B SHARES

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.

YEAR AFTER PURCHASE                 1ST         2ND          3RD         4TH          5TH        6TH THROUGH 8TH
Deferred sales charge              4.50%       4.00%        3.00%       2.00%        1.00%             0%

CLASS B CONVERSION After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

                                     SHARES ISSUED:                                              SHARES ISSUED:
SHARES ISSUED:                       ON REINVESTMENT OF                                          UPON EXCHANGE FROM
AT INITIAL                           DIVIDENDS AND                                               ANOTHER SMITH BARNEY
PURCHASE                             DISTRIBUTIONS                                               FUND
Eight years after the date           In same proportion as the number of Class                   On the date the shares
of purchase                          B shares converting is to total Class B                     originally acquired
                                     shares you own (excluding shares issued as                  would have converted
                                     dividends)                                                  into Class A shares

CLASS L SHARES

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1.00% (1.01% of the net amount invested). Service Agents selling Class L shares receive a commission of up to ___% of the purchase price of the Class L shares they sell. In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you held Class C shares of any Smith Barney fund on June 12, 1998, you will not pay an initial sales charge on Class L shares of the fund you may buy before June 22, 2001.

CLASS Y SHARES

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.

MORE ABOUT DEFERRED SALES CHARGES

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[] Shares exchanged for shares of another Smith Barney fund
[] Shares representing reinvested distributions and dividends
[] Shares no longer subject to the deferred sales charge

Each time you place a request to sell shares, the fund will first sell any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares that they sell, except for sales exempt from the CDSC. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares that they have sold.

Service Agents selling Class L shares receive a commission of up to ___% of the purchase price of the Class L shares they sell.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

[] On payments made through certain systematic withdrawal plans
[] On certain distributions from a retirement plan
[] For involuntary redemptions of small account balances
[] For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

BUYING SHARES

Through a Service Agent
You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected:

[] Class of shares being bought
[] Dollar amount or number of shares being bought

You should pay for your shares through your brokerage account no later than the third business day after you place your order. Your Service Agent may charge an annual account maintenance fee.

Through the fund's sub-transfer agent
Qualified retirement plans and [certain other investors who are clients of dealer representatives] are eligible to buy shares directly from the fund.

[] Write the sub-transfer agent at the following address:
     SMITH BARNEY INTERMEDIATE INCOME FUND
     (SPECIFY CLASS OF SHARES)
     C/O PFPC GLOBAL FUND SERVICES
     P.O. BOX 9699
     PROVIDENCE, RI  02940-9699
[] Enclose a check to pay for the shares. For initial purchases, complete and send an account application.
[] For more information, call the sub-transfer agent at 1-800-451-2010.

Through a systematic investment plan
You may authorize your Service Agent or the sub-transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

[] Amounts transferred should be at least $25 monthly or $50 quarterly
[] If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

For more information, contact your Service Agent or the transfer agent or consult the SAI.

EXCHANGING SHARES

Smith Barney offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors.

You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund you are exchanging into. An exchange is a taxable transaction.

[] You may exchange shares only for shares of the same class of another Smith
   Barney fund. Not all Smith Barney funds offer all classes.
[] Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for more information.
[] You must meet the minimum investment amount for each fund (except for systematic exchanges).
[] The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges
Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

By telephone
If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the transfer agent. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined. You can make telephone exchanges only between accounts that have identical registrations.

By mail
If you do not have a brokerage account, contact your Service Agent or write to the transfer agent at the address on the opposite page.

REDEEMING SHARES

Generally
Contact your Service Agent to redeem shares of the fund.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will normally be sent within three business days after your request is received in good order but in any event within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail
For accounts held directly at the fund, send written requests to the sub-transfer agent at the following address:

     SMITH BARNEY INTERMEDIATE INCOME FUND
     (SPECIFY CLASS OF SHARES)
     C/O PFPC GLOBAL FUND SERVICES
     P.O. BOX 9699
     PROVIDENCE, RI  02940-9699

Your written request must provide the following:

[] Your account number
[] The class of shares and the dollar amount or number of shares to be redeemed
[] Signatures of each owner exactly as the account is registered

By telephone
If you do not have a brokerage account, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $10,000 per day through the transfer agent. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire transfers and you may be asked to provide certain other documents.

Automatic cash withdrawal plans
You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge. All your dividends and distributions must be reinvested.

For more information, contact your Service Agent or consult the SAI.

OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

[] Name of the fund
[] Account number
[] Class of shares being bought, exchanged or redeemed
[] Dollar amount or number of shares being bought, exchanged or redeemed
[] Signature of each owner exactly as the account is registered

The transfer agent will try to confirm that any telephone exchange or redemption request is genuine by recording calls, asking the caller to provide a personal identification number for the account, sending you a written confirmation or requiring other confirmation procedures from time to time.

SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:

[] Are redeeming over $10,000 of shares
[] Instruct the sub-transfer agent to mail the check to an address different from the one on your account
[] Changed your account registration
[] Want the check paid to someone other than the account owner(s)
[] Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[] Suspend the offering of shares
[] Waive or change minimum and additional investment amounts
[] Reject any purchase or exchange order
[] Change, revoke or suspend the exchange privilege
[] Suspend telephone transactions
[] Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
[] Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

SMALL ACCOUNT BALANCES If your account falls below $500 because of a redemption of fund shares, the fund may ask you to bring your account up to $500. If your account is still below $500 after 60 days, the fund may close your account and send you the redemption proceeds.

EXCESSIVE EXCHANGE TRANSACTIONS The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

SALOMON SMITH BARNEY RETIREMENT PROGRAMS

You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. The fund offers Class A and Class L shares at net asset value to participating plans under the programs. You can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney mutual funds.

There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

[] For plans opened on or after March 1, 2000 that are not plans for which Paychex Inc. or any affiliate provide administrative services (a "Paychex plan"), Class A shares may be purchased regardless of the amount invested.
[] For plans opened prior to March 1, 2000 and for Paychex plans, the class of shares you may purchase depends on the amount of your initial investment:

   [] Class A shares may be purchased by plans investing at least $1 million.
   [] Class L shares may be purchased by plans investing less than $1 million.
      Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

      If the plan was opened on or after June 21, 1996 and a total of $1 million is invested in Smith Barney Funds Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program 5 years.

      If the plan was opened before June 21, 1996 and a total of $500,000 is invested in Smith Barney Funds Class L shares (other than money market funds) on December 31 in any year, all Class L shares are eligible for exchange on or about March 31 of the following year.

For more information, call your Service Agent or the transfer agent, or consult the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS The fund pays substantially all of its net income (if any) from dividends and interest to its shareholders of record as a dividend monthly.

The fund's net realized short-term and long-term capital gains, if any, will be distributed to fund shareholders at least annually, in December. The fund may also make additional distributions to shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional fund shares.

TAXES In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

TRANSACTION                             FEDERAL TAX STATUS

Redemption or exchange of shares        Usually capital gain or loss; long-term
                                        only if shares owned more than one year

Long-term capital gain distributions    Long-term capital gain

Short-term capital gain distributions   Ordinary income

Dividends                               Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

SHARE PRICE

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

The fund generally values its fund securities based on market prices or quotations. When reliable market prices or quotations are not readily available, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Your Service Agent must transmit all orders to buy, exchange or redeem shares to the fund's agent before the agent's close of business.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single Class A and Class B fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP (1999 annual information only), whose report along with the fund's financial statements, is included in the annual report which is incorporated by reference into the Statement of Additional Information and which is available upon request. The financial information prior to 1999 was audited by another accounting firm. No information is provided for Class L or Y fund shares because those Classes had no outstanding shares as of October 31, 1999. The fund was formerly known as CitiFunds Intermediate Income Portfolio.

                       FOR A CLASS A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR INDICATED:

                                                TEN MONTHS
                            YEAR ENDED            ENDED
                            OCTOBER 31,         OCTOBER 31,                         YEAR ENDED DECEMBER 31,
                                                                  ---------------------------------------------------------
                               1999                1998            1997              1996            1995             1994
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  beginning of period         $10.00              $9.72            $9.48            $9.77            $8.91           $9.88
--------------------------------------------------------------------------------------------------------------------------
Income From Operations:
Net investment income          0.508+             0.447            0.575             0.54             0.57           0.521
Net realized and
  unrealized gain (loss)
  on investments              (0.666)             0.272            0.239            (0.29)            0.86          (0.959)
--------------------------------------------------------------------------------------------------------------------------
    Total from operations      0.158)             0.719            0.814             0.25             1.43          (0.438)
--------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
Net investment income         (0.462)            (0.439)          (0.574)           (0.54)           (0.57)         (0.516)
Net realized gain on
  investments                   --                 --               --               --               --            (0.016)
--------------------------------------------------------------------------------------------------------------------------
    Total distributions       (0.462)            (0.439)          (0.574)           (0.54)           (0.57)         (0.532)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of
  period                       $9.38             $10.00            $9.72            $9.48            $9.77           $8.91
--------------------------------------------------------------------------------------------------------------------------
Total Return                   (1.61)%             7.57%**          8.87%           2.73%            16.45%          (4.48)%
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of
  period
  (in thousands)             $52,025            $76,788          $36,702          $43,919          $49,618         $47,582
Ratio of expenses to
  average net
  assets (A)                    0.90%              0.91%*           0.92%            0.90%            0.90%           0.90%
Ratio of expenses to
  average net assets
  after fees paid
  indirectly (A)                0.90%              0.90%*           0.90%            0.90%            0.90%           0.90%
Ratio of net investment
  income to average net
  assets                        5.20%              5.30%*           5.92%            5.72%            5.97%           5.52%
Portfolio turnover (B)           253%               120%             146%             495%             396%            291%

Note: If agents of the fund had not voluntarily agreed to waive all or a portion of their fees for the periods indicated the net investment income per share and the ratios would have been as follows:

Net investment income
  per share                   $0.467+            $0.412           $0.522            $0.50            $0.52          $0.475

RATIOS:
Expenses to average net
  assets (A)                    1.32%              1.33%*            1.47%           1.39%            1.42%           1.39%
Net investment income to
  average net assets            4.78%              4.88%*            5.37%           5.23%            5.45%           5.03%

  * Annualized.
 ** Not Annualized.
  + The per share amounts were computed using monthly average shares during the period.
(A) The expense ratios for the year ended December 31, 1995 and the periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended before
    December 31, 1995 have not been adjusted to reflect this change.
(B) Portfolio turnover rate represents the rate of portfolio activity for the periods until October 31, 1998 while the fund was making investments directly in securities. The portfolio turnover rates for the period beginning on November 1, 1998 represent the rates of portfolio activity of U.S. Fixed Income Portfolio, the underlying portfolio through which the fund invests.

           FOR A CLASS B SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT
                        THE YEAR ENDED OCTOBER 31, 1999:

                                                                   CLASS B
                                                                January 4, 1999
                                                                 (Commencement
                                                               of Operations) to
                                                               October 31, 1999

Net Asset Value, beginning of period                               $9.95
                                                                   -----

Income From Operations:
Net investment income                                              0.384+
Net realized and unrealized loss on investments                   (0.617)

         Total from operations                                    (0.233)

Less Distributions From:
Net investment income                                             (0.317)

Net Asset Value, end of period                                     $9.40
                                                                   -----

Total return                                                       (2.35)%**
                                                                 ---------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's omitted)                         $2,346
                                                                  ------
Ratio of expenses to average net assets                             1.40%*
                                                                  ------
Ratio of net investment income to average net assets                4.70%*
                                                                  ------
Portfolio turnover (B)                                               253%
                                                                   ----

NOTE: IF AGENTS OF THE FUND HAD NOT VOLUNTARILY AGREED TO WAIVE A PORTION OF THEIR FEES FOR THE PERIODS INDICATED, THE NET INVESTMENT INCOME PER SHARE AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Net investment income per share                                   $0.343+
RATIOS:
Expenses to average net assets                                      1.82%*
Net investment income to average net assets                         4.28%*
 ...........................................................................
  * Annualized
 ** Not Annualized
  + The per share amounts were computed using the monthly average of shares during the period. Includes the fund's share of U.S. Fixed Income Portfolio allocated expense. Portfolio turnover rate represents the rate of portfolio activity of U.S. Fixed Income Portfolio.

INTERMEDIATE INCOME FUND

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that affected the fund's performance.

[The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.]

STATEMENT OF ADDITIONAL INFORMATION The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling the fund at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 388 Greenwich Street, MF2, New York, New York 10013.

VISIT OUR WEB SITE Our web site is located at www.smithbarney.com. Please note that www.smithbarney.com is an inactive textual reference only, meaning that the information contained on the website is not part of this prospectus and is not incorporated herein by reference.

Information about the fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-5033)

                                                                  Statement of
                                                        Additional Information
                                                            September   , 2000

SMITH BARNEY(SM) INTERMEDIATE INCOME FUND

    CitiFunds Fixed Income Trust (the "trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 23, 1986. The trust offers shares of Smith Barney(SM) Intermediate Income Fund (the "fund"), to which this Statement of Additional Information relates, as well as shares of one other active series. The address and telephone number of the trust are 21 Milk Street, Boston, Massachusetts 02109, (617) 423-1679. The fund is permitted to invest all or a portion of its assets in one or more other investment companies. Currently, the fund invests all of its investable assets in U.S. Fixed Income Portfolio (the "portfolio"), which is a series of The Premium Portfolios (the "portfolio trust"). The address of the portfolio trust is Elizabethan Square, George Town, Grand Cayman, British West Indies.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                         PAGE

 1. The Trust ............................................................   2
 2. Investment Objectives and Policies; Special Information Concerning
    Investment Structure .................................................   2
 3. Description of Permitted Investments and Investment Practices ........   3
 4. Investment Restrictions ..............................................  14
 5. Performance Information ..............................................  16
 6. Determination of Net Asset Value; Valuation of Securities ............  18
 7. Additional Information on the Purchase and Sale of Fund Shares and
    Shareholder Programs .................................................  19
 8. Management ...........................................................  28
 9. Portfolio Transactions ...............................................  34
10. Description of Shares, Voting Rights and Liabilities .................  35
11. Tax Matters ..........................................................  36
12. Financial Statements .................................................  38
Appendix .................................................................  39

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the fund's Prospectus, dated September , 2000, by which shares of the fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page [38] hereof. These financial statements can be found in the Fund's Annual Report to Shareholders. An investor may obtain copies of the Fund's Prospectus and Annual Report without charge by calling toll-free [1-800-625-4554].

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST

    CitiFunds Fixed Income Trust (the "trust") is an open-end, management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 23, 1986. The trust was called Landmark U.S. Government Income Fund until its name was changed to Landmark Fixed Income Funds effective June 11, 1992. Effective March 2, 1998, the trust's name was changed to CitiFunds Fixed Income Trust. This Statement of Additional Information describes Smith Barney Intermediate Income Fund (the "fund"), which is one of two active series of the trust. Prior to September
  , 2000, the fund was called CitiFunds Intermediate Income Portfolio; prior to March 2, 1998, the fund was called Landmark Intermediate Income Fund. References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated September 1, 2000, of the fund.

    The fund is a diversified fund. The fund is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations thereunder, and exemptive orders granted under the 1940 Act. Currently, the fund invests all of its investable assets in U.S. Fixed Income Portfolio. The portfolio is a series of The Premium Portfolios, a New York trust, and is an open-end diversified management investment company. The portfolio has the same investment objective and policies as the fund.

    Under the 1940 Act, a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.

    Because the fund invests through the portfolio, all references in this Statement of Additional Information to the fund include the portfolio, except as otherwise noted. In addition, references to the trust include the portfolio trust, except as otherwise noted.

    Citibank, N.A. ("Citibank" or the "manager") is the manager of the fund and the portfolio. The manager manages the investments of the portfolio from day to day in accordance with the portfolio's investment objectives and policies. The selection of investments for the portfolio and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.

    The boards of trustees of the trust and the portfolio trust provide broad supervision over the affairs of the fund and the portfolio, respectively. Shares of the fund are continuously sold by CFBDS, Inc., the fund's distributor ("CFBDS" or the "distributor").

                   2.  INVESTMENT OBJECTIVES AND POLICIES;
             SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

    The investment objectives of the fund are to generate a high level of current income and preserve the value of its shareholders' investment.

    The investment objectives of the fund may be changed without approval by the fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that the fund will achieve its investment objectives.

    The Prospectus contains a discussion of the principal investment strategies of the fund and the principal risks of investing in the fund. The following supplements the information contained in the Prospectus concerning the investment, policies and techniques of the fund. The policies described herein and those described below under "Description of Permitted Investments and Investment Practices" are not fundamental and may be changed without shareholder approval.

    As noted above, the fund does not invest directly in securities, but instead invests all of its investable assets in the portfolio, which has the same investment objective and policies as the fund. The portfolio, in turn, buys, holds and sells securities in accordance with this objective and these policies. Of course, there can be no assurance that the fund or the portfolio will achieve its objective. The trustees of the fund believe that the aggregate per share expenses of the fund and the portfolio will be less than or approximately equal to the expenses that the fund would incur if the assets of the fund were invested directly in the types of securities held by the portfolio.

    The trust may withdraw the investment of the fund from the portfolio at any time if the board of trustees of the trust determines that it is in the best interests of the fund to do so. Upon any such withdrawal, the fund's assets would continue to be invested in accordance with the investment objective and policies described herein, either directly in securities or in another mutual fund or pooled investment vehicle having the same investment objective and policies. If the fund were to withdraw, the fund could receive securities from the portfolio instead of cash, causing the fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

    The portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but the portfolio will notify the fund (which in turn will notify its shareholders) and its other investors at least 30 days before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause the fund to withdraw its investment in the portfolio.

    Certain investment restrictions of the portfolio described below under "Investment Restrictions" are fundamental and cannot be changed without approval by the investors in the portfolio. When the fund is asked to vote on certain matters concerning the portfolio, the fund either will hold a shareholder meeting and vote in accordance with shareholder instructions or otherwise vote in accordance with applicable rules and regulations. Of course, the fund could be outvoted, or otherwise adversely affected by other investors in the portfolio.

    The portfolio may sell interests to investors in addition to the fund. These investors may be mutual funds which offer shares to their shareholders with different costs and expenses than the fund. Therefore, the investment return for all investors in funds investing in the portfolio may not be the same. These differences in returns are also present in other mutual fund structures. Information about other holders of interests in the portfolio is available from the fund's distributor, CFBDS.

                   3.  DESCRIPTION OF PERMITTED INVESTMENTS
                           AND INVESTMENT PRACTICES

    The fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the manager's investment strategies for the fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager's opinion, make economic sense.

U.S. GOVERNMENT SECURITIES

    The fund may invest in debt obligations that are backed, as to the timely payment of interest and principal, by the full faith and credit of the U.S. Government. The Fund may also invest in other obligations issued by agencies or instrumentalities of the U.S. Government, some of which are supported by the right of the issuer to borrow from the U.S. Treasury and some of which are backed only by the credit of the issuer itself.

    The debt obligations in which assets of the fund are invested include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years); and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities.

    When and if available, U.S. Government obligations may be purchased at a discount from face value. However, it is not intended that such securities will be held to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive.

    ALTHOUGH U.S. GOVERNMENT OBLIGATIONS WHICH ARE PURCHASED FOR THE FUND MAY BE BACKED, AS TO THE TIMELY PAYMENT OF INTEREST AND PRINCIPAL, BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT, SHARES OF THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ITS AGENCIES, AUTHORITIES OR INSTRUMENTALITIES.

SECURITIES RATED BAA OR BBB

    The fund may purchase securities rated Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Group and securities of comparable quality, which may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. The Appendix contains a description of these ratings.

REPURCHASE AGREEMENTS

    The fund may invest in repurchase agreements collateralized by securities in which the fund may otherwise invest. Repurchase agreements are agreements by which the fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (frequently overnight and usually not more than seven days) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. The fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the fund are fully collateralized, with such collateral being marked to market daily. In the event of the bankruptcy of the other party to a repurchase agreement, the fund could experience delays in recovering the resale price. To the extent that, in the meantime, the value of the securities purchased has decreased, the fund could experience a loss.

REVERSE REPURCHASE AGREEMENTS

    The fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the fund and the agreement by the fund to repurchase the securities at an agreed-upon price, date and interest payment. When the fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be segregated. The segregation of assets could impair the fund's ability to meet its current obligations or impede investment management if a large portion of the fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing by the fund. In the event of the bankruptcy of the other party to a reverse repurchase agreement, the fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has increased, the fund could experience a loss.

FUTURES CONTRACTS

    The fund may enter into financial futures contracts. Such futures contracts will be used for hedging purposes and for nonhedging purposes, subject to applicable law.

    A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts in the United States have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Futures contracts may also be traded on markets outside the U.S.

    While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. Brokerage fees will be incurred when the fund purchases or sells a futures contracts. At the same time such a purchase or sale is made, the fund must provide cash or securities as a deposit ("initial deposit") known as "margin." The initial deposit required will vary, but may be as low as 1% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the fund may receive or be required to pay additional "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.

    The fund may purchase or sell futures contracts to attempt to protect itself from fluctuations in interest rates, or to manage the effective maturity or duration of the fund's portfolio in an effort to reduce potential losses or enhance potential gain, without actually buying or selling debt securities. For example, if interest rates were expected to increase, the fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as if the fund sold bonds that it owned, or as if the fund sold longer-term bonds and purchased shorter-term bonds. If interest rates did increase, the value of the fund's debt securities would decline, but the value of the futures contracts would increase, thereby keeping the net asset value of the fund from declining as much as it otherwise would have. Similar results could be accomplished by selling bonds, or by selling bonds with longer maturities and investing in bonds with shorter maturities. However, by using futures contracts, the fund avoids having to sell its securities.

    Similarly, when it is expected that interest rates may decline, the fund might enter into futures contracts for the purchase of debt securities. Such a transaction would be intended to have much the same effect as if the fund purchased bonds, or as if the fund sold shorter-term bonds and purchased longer-term bonds. If interest rates did decline, the value of the futures contracts would increase.

    Although the use of futures for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position (e.g., if the fund sells a futures contract to protect against losses in the debt securities held by the fund), at the same time the futures contracts limit any potential gain which might result from an increase in value of a hedged position.

    In addition, the ability effectively to hedge all or a portion of the fund's investments through transactions in futures contracts depends on the degree to which movements in the value of the securities underlying such contracts correlate with movements in the value of the fund's securities. If the security underlying a futures contract is different than the security being hedged, they may not move to the same extent or in the same direction. In that event, the fund's hedging strategy might not be successful and the fund could sustain losses on these hedging transactions which would not be offset by gains on the fund's other investments or, alternatively, the gains on the hedging transaction might not be sufficient to offset losses on the fund's other investments. It is also possible that there may be a negative correlation between the security underlying a futures contract and the securities being hedged, which could result in losses both on the hedging transaction and the securities. In these and other instances, the fund's overall return could be less than if the hedging transactions had not been undertaken. Similarly, even where the fund enters into futures transactions other than for hedging purposes, the effectiveness of its strategy may be affected by lack of correlation between changes in the value of the futures contracts and changes in value of the securities which the fund would otherwise buy or sell.

    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. While the fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the fund, which could require the fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.

    The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    Investments in futures contracts also entail the risk that if the manager's investment judgment about the general direction of interest rates or other economic factors is incorrect, the fund's overall performance may be poorer than if any such contract had not been entered into. For example, if the fund hedged against the possibility of an increase in interest rates which would adversely affect the price of the fund's bonds and interest rates decrease instead, part or all of the benefit of the increased value of the fund's bonds which were hedged will be lost because the fund will have offsetting losses in its futures positions. Similarly, if the fund purchases futures contracts expecting a decrease in interest rates and interest rates instead increased, the fund will have losses in its futures positions which will increase the amount of the losses on the securities in its portfolio which will also decline in value because of the increase in interest rates. In addition, in such situations, if the fund has insufficient cash, the fund may have to sell bonds from its investments to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so.

    Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The manager does not believe that these trading and position limits would have an adverse impact on the fund's strategies involving futures.

    CFTC regulations require compliance with certain limitations in order to assure that the fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations prohibit the fund from purchasing or selling futures contracts (other than for bona fide hedging transactions) if, immediately thereafter, the sum of the amount of initial margin required to establish the fund's non-hedging futures positions would exceed 5% of the fund's net assets.

    The fund will comply with this CFTC requirement, and the fund currently intends to adhere to the additional policies described below. First, an amount of cash or liquid securities will be maintained by the fund in a segregated account so that the amount so segregated, plus the applicable margin held on deposit, will be approximately equal to the amount necessary to satisfy the fund's obligations under the futures contract. The second is that the fund will not enter into a futures contract if immediately thereafter the amount of initial margin deposits on all the futures contracts held by the fund would exceed approximately 5% of the net assets of the fund. The third is that the aggregate market value of the futures contracts held by the fund not generally exceed 50% of the market value of the fund's total assets other than its futures contracts. For purposes of this third policy, "market value" of a futures contract is deemed to be the amount obtained by multiplying the number of units covered by the futures contract times the per unit price of the securities covered by that contract.

    The use of futures contracts potentially exposes the fund to the effects of "leveraging," which occurs when futures are used so that the fund's exposure to the market is greater than it would have been if the fund had invested directly in the underlying securities. "Leveraging" increases the fund's potential for both gain and loss. As noted above, the fund intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the fund.

WHEN-ISSUED SECURITIES

    The fund may purchase securities on a "when-issued" or on a "forward delivery" basis, meaning that delivery of the securities occurs beyond normal settlement times. In general, the fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. It is expected that, under normal circumstances, the fund would take delivery of such securities. When the fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with Securities and Exchange Commission ("SEC") policies. Since those policies currently require that an amount of the fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, the fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the manager determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the fund would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the fund's payment obligation). An increase in the percentage of the fund's assets committed to the purchase of securities on a "when-issued basis" may increase the volatility of its net asset value.

SECURITIES OF NON-U.S. ISSUERS

    The fund may invest in securities of non-U.S. issuers. Investing in securities issued by foreign governments or by companies whose principal business activities are outside the United States may involve significant risks not present in U.S. investments. For example, the value of such securities fluctuates based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about non-U.S. issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

    It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. securities markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Prices at which the fund may acquire securities may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the fund. Non-U.S. security trading practices, including those involving securities settlement where the fund's assets may be released prior to receipt of payments, may expose the fund to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, non-U.S. brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.

    The fund may invest in issuers located in developing countries, which are generally defined as countries in the initial stages of their industrialization cycles with lower per capita income. All of the risks of investing in non-U.S. securities are heightened by investing in developing countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries with more mature economies; such markets often have provided higher rates or return, and greater risks, to investors. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small current size of markets for securities of issuers based in developing countries and the currently low or non-existent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures. Such characteristics can be expected to continue in the future.

    It is the trust's policy to invest not more than 5% of the fund's assets in closed-end investment companies which primarily hold foreign securities. Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses. The trust may invest a portion of the fund's assets in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

    The trust's policy is not to invest more than 20% of the fund's assets in the securities of foreign issuers. It is the intention of the trust to limit the fund's investments in non-U.S. obligations to securities rated A or better and securities which, in the opinion of the manager, are of comparable quality to such rated securities.

EURO CONVERSION

    The fund may invest in securities of issuers in European countries. Certain European countries have joined the European Economic and Monetary Union (EMU). Each EMU participant's currency began a conversion into a single European currency, called the euro, on January 1, 1999, to be completed by July 1, 2002. The consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities held by the fund are presently unclear. European financial markets, and therefore, the fund, could be adversely affected if the euro conversion does not continue as planned or if a participating country chooses to withdraw from the EMU. The fund could also be adversely affected if the computing, accounting and trading systems used by its service providers are not capable of processing transactions related to the euro. These issues may negatively affect the operations of the companies in which the fund invests as well.

CURRENCY EXCHANGE TRANSACTIONS

    Because the fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest and sale proceeds in currencies other than the U.S. dollar, the fund may enter into currency exchange transactions to convert U.S. currency to non-U.S. currency and non-U.S. currency to U.S. currency, as well as convert one non-U.S. currency to another non-U.S. currency. The fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange markets, or uses forward contracts to purchase or sell non-U.S. currencies. The fund may also enter into currency hedging transactions in an attempt to protect the value of its assets as measured in U.S. dollars from unfavorable changes in currency exchange rates and control regulations. (Although the fund's assets are valued daily in terms of U.S. dollars, the trust does not intend to convert the fund's holdings of non-U.S. currencies into U.S. dollars on a daily basis.) It is not intended that the fund speculate in currency exchange rates or forward contracts.

    The fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because these contracts are traded in the interbank market and not on organized commodities or securities exchanges, these contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the futures and options contracts described herein. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

    When the fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, the fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of non-U.S. currency approximating the value of some or all of its respective securities denominated in such non-U.S. currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in non-U.S. currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of a short-term hedging strategy is highly uncertain. The fund generally does not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts obligates the fund to deliver an amount of non-U.S. currency in excess of the value of the fund's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the investment decisions made with regard to overall diversification strategies. However, the manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the fund will be served.

    The fund generally would not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, the fund will either sell the security and make delivery of the non-U.S. currency, or retain the security and terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If the fund retains the security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date the fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

    It is impossible to forecast with precision the market value of the fund's securities at the expiration of a forward contract. Accordingly, it may be necessary for the fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the fund is obligated to deliver.

    The fund may also purchase put options on a non-U.S. currency in order to protect against currency rate fluctuations. If the fund purchases a put option on a non-U.S. currency and the value of the non-U.S. currency declines, the fund will have the right to sell the non-U.S. currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the fund which otherwise would have resulted. Conversely, where a rise in the U.S. dollar value of another currency is projected, and where the fund anticipates investing in securities traded in such currency, the fund may purchase call options on the non-U.S. currency.

    The purchase of such options could offset, at least partially, the effects of adverse movements in exchange rates. However, the benefit to the fund from purchases of non-U.S. currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in non-U.S. currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

    The fund may write options on non-U.S. currencies for hedging purposes or otherwise to achieve its investment objectives. For example, where the fund anticipates a decline in the value of the U.S. dollar value of a non-U.S. security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the fund may be offset by the amount of the premium received.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a non-U.S. security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, the fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the fund to hedge such increased cost up to the amount of the premium. However, the writing of a currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    Put and call options on non-U.S. currencies written by the fund will be covered by segregation of cash and liquid securities in an amount sufficient to discharge the fund's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

    The fund's dealings in non-U.S. currency contracts are limited to the transactions described above. Of course, the fund is not required to enter into such transactions and does not do so unless deemed appropriate by the manager. It should be realized that under certain circumstances, hedging arrangements to protect the value of the fund's securities against a decline in currency values may not be available to the fund on terms that make economic sense (they may be too costly). It should also be realized that these methods of protecting the value of the fund's securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

    The fund has established procedures consistent with policies of the SEC concerning forward contracts. Those policies currently require that an amount of a fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment. Therefore, the fund is expected always to have cash or liquid securities available sufficient to cover any commitments under these contracts.

ZERO-COUPON BONDS AND PAYMENT-IN-KIND BONDS

    The fund may invest up to 15% of its assets in "zero-coupon" obligations, such as zero coupon bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Because zero-coupon bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments in order to satisfy its dividend requirements.

SHORT SALES "AGAINST THE BOX"

    In a short sale, the fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The fund, in accordance with applicable investment restrictions, may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the fund engages in a short sale, the collateral for the short position is maintained for the fund by the custodian or qualified sub-custodian. While the short sale is open, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities are maintained in a segregated account for the fund. These securities constitute the fund's long position.

    The fund does not engage in short sales against the box for investment purposes. The fund may, however, make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the fund (or a security convertible or exchangeable for such security). In such case, any future losses in the fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the fund owns. There are certain additional transaction costs associated with short sales against the box, but the fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales.

    The manager does not expect that more than 40% of the fund's total assets would be involved in short sales against the box. The manager does not currently intend to engage in such sales.

CORPORATE ASSET-BACKED SECURITIES

    As described in the Prospectus, certain of the fund's assets may be invested in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, including but not limited to credit card and automobile loan receivables, representing the obligations of a number of different parties.

    Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the assets backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

    Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. No additional or separate fees will be paid for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. It is intended that no more than 5% of the fund's total assets would be invested in corporate asset-backed securities.

MORTGAGE-BACKED SECURITIES

    The fund may invest in mortgage-backed securities. Some mortgage-backed securities represent interests in pools of mortgage loans. Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.

    The principal governmental issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the United States Government while obligations of FNMA and FHLMC are supported by the respective agency only. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value which may result in a loss.

    Mortgage-backed securities may also be issued by private issuers such as commercial banks, savings and loans, mortgage bankers and private mortgage insurance companies. These obligations are not backed by any governmental authority or agency.

    A portion of the fund's assets may be invested in collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA, or FHLMC but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The fund may also invest a portion of its assets in multi-class pass-through securities which are interests in a trust composed of Mortgage Assets. CMOs (which include multi-class pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S. Government or by private originators of or investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi- class pass-through securities. In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. Each class of a CMO, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in various ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

    Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. This particular risk, referred to as "maturity extension risk," may effectively convert a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. Thus, rising interest rates would not only likely decrease the value of the fund's fixed income securities, but would also increase the inherent volatility of the fund by effectively converting short-term debt instruments into long-term debt instruments. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

MORTGAGE "DOLLAR ROLLS"

    The fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated for the lost principal and interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The fund may also be compensated by receipt of a commitment fee. However, the fund takes the risk that the market price of the mortgage-backed security will drop below the future purchase price. When the fund uses a mortgage dollar roll, it is also subject to the risk that the other party to the agreement will not be able to perform. A "covered roll" is a specific type of dollar roll for which the fund establishes a segregated account with liquid high grade debt securities equal in value to the securities subject to repurchase by the fund. The fund will invest only in covered rolls.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements and in order to generate income, the fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to call a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of the collateral (subject to a rebate payable to the borrower). Where the borrower provides the fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the manager to be of good standing, and when, in the judgment of the manager, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the fund could suffer a loss if the borrower terminates the loan and the fund is forced to liquidate investments in order to return the cash collateral to the buyer. If the manager determines to make loans, it is not intended that the value of the securities loaned by the fund would exceed 30% of the market value of its total assets.

SWAPS AND RELATED TRANSACTIONS

    The fund may enter into interest rate swaps, currency swaps, equity swaps and other types of available swap agreements, such as caps, collars and floors, for the purpose of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest. An equity swap is an agreement to exchange cash flows on a principal amount based on changes in the values of the reference index. A currency swap is an agreement to exchange cash flows on a principal amount based on changes in the values of the currency exchange rates. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

    The fund will maintain liquid assets with its custodian or otherwise cover its current obligations under swap transactions in accordance with current regulations and policies applicable to the fund.

    The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, equity, currency or other factor that determines the amount of payments to be made under the arrangement. If the manager is incorrect in its forecasts of such factors, the investment performance of the fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. The fund will not enter into any swap unless the manager deems the counterparty to be creditworthy. If the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the fund's risk of loss consists of the net amount of payments that the fund is contractually entitled to receive. The fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

    Swap agreements are subject to the fund's overall limit that not more than 15% of its net assets may be invested in illiquid securities.

    Engaging in swap and related transactions may involve leveraging. Leveraging adds increased risks to the fund, because the fund's losses may be out of proportion to the amount invested in the instrument -- a relatively small investment may lead to much greater losses.

RULE 144A SECURITIES

    The fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. However, the fund will not invest more than 15% of its net assets (taken at market value) in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and restricted securities, unless, in the case of restricted securities, the Board of Trustees of the trust determines, based on the trading markets for the specific restricted security, that it is liquid. The trustees have adopted guidelines and, subject to oversight by the trustees, have delegated to the manager the daily function of determining and monitoring liquidity of restricted securities.

PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS

    The fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price.

DEFENSIVE STRATEGIES

    During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments in a lower quality or longer term.

                         4.  INVESTMENT RESTRICTIONS

    The trust, on behalf of the fund, and the portfolio trust, on behalf of the portfolio, have adopted the following policies which may not be changed with respect to the fund or portfolio without approval by holders of a majority of the outstanding voting securities of the fund or portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the fund or portfolio present at a meeting at which the holders of more than 50% of the outstanding voting securities of the fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the fund or portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    Neither the fund nor the portfolio may:

        (1) Borrow money except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed; or purchase any securities at any time at which borrowings exceed 5% of the total assets of the fund or portfolio, taken at market value. It is intended that the fund and portfolio would borrow money only from banks and only to accommodate requests for the repurchase of shares of the fund or beneficial interests in the portfolio while effecting an orderly liquidation of portfolio securities.

        (2) Underwrite securities issued by other persons, except that all or any portion of the assets of the fund or portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the fund or portfolio may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

        (3) Make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the fund's or portfolio's total assets (taken at market value), (b) through the use of repurchase agreements or fixed time deposits or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

        (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the fund or portfolio from purchasing or selling futures contracts or options thereon, and the fund and portfolio reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the fund or portfolio).

        (5) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the fund or portfolio more than 10% of the voting securities of such issuer to be held by the fund or portfolio; provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further that the fund and portfolio may invest all or any portion of their respective assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

        (6) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the fund's or portfolio's total assets more than 5% of the fund's or portfolio's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state); provided that, for purposes of this restriction, the issuer of any option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further that the fund and portfolio may invest all or any portion of their respective assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

        (7) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the fund's or portfolio's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction.

        (8) Issue any senior security (as that term is defined in the 1940
    Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

    As an operating policy, the fund will not invest more than 15% of its net assets (taken at market value) in securities for which there is no readily available market. This policy is not fundamental and may be changed without shareholder approval.

    For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

    If a percentage restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held for the fund or Portfolio is not considered a violation of policy.

                         5.  PERFORMANCE INFORMATION

    From time to time the fund may advertise its total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in the Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

    From time to time, the trust may quote a fund's yield or total return in advertisements or in reports and other communications to shareholders. The trust may include comparative performance information in advertising or marketing the fund's shares. Such performance information may include the following industry and financial publications- Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.

AVERAGE ANNUAL TOTAL RETURN

    A fund's "average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

    P(1 + T)n = ERV

    Where:     P     =   a hypothetical initial payment of $1,000.

               T     =   average annual total return.

               n     =   number of years.

               ERV   =   Ending Redeemable Value of a hypothetical $1,000
                         investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10- yea period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

    In computing total rates of return and yield quotations, all Fund expenses are included. However, fees that may be charged directly to a shareholder by that shareholder's broker dealer, Service Agent or other financial intermediaries are not included. Of course, any such fees charged by a shareholder's Service Agent will reduce the shareholder's net return on investment.

    Any tax equivalent yield quotation of the fund is calculated as follows:
If the entire current yield quotation for such period is state tax-exempt, the tax equivalent yield would be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not state tax-exempt, the tax equivalent yield would be the sum of (a) that portion of the yield which is state tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the yield which is not state tax-exempt.

    Set forth below is average annual total rate of return information for the shares of the fund for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested. All outstanding shares were designated Class A shares on January 4, 1999. Prior to January 4, 1999, there were no sales charges on the purchase or sale of the fund's shares. The Class A performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect. The fund offered Class B shares
beginning January 4, 1999 and Class L and Y shares beginning September   ,
2000. For periods prior to that date, Class B share performance includes the performance of the fund's Class A shares, adjusted to take into account the deduction of the different contingent deferred sales charges applicable to each such Class, rather than the initial sales charge applicable to Class A shares. This blended performance has been adjusted to take into account differences in class-specific operating expenses.

    Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they otherwise would have been. There were no Class L or Y shares outstanding on October 31, 1999.

                    SMITH BARNEY INTERMEDIATE INCOME FUND

                                                                                                     AVERAGE ANNUAL
                                                                                                         TOTAL
                                                                                                     RATE OF RETURN
                                                                                                     --------------
CLASS A
June 25, 1993 (Commencement of Operations) to October 31, 1999 ..................................         4.15%
One Year Ended October 31, 1999 .................................................................       (6.04)%
Five Years Ended October 31, 1999 ...............................................................         5.74%

CLASS B
January 4, 1999 (Commencement of Operations) to October 31, 1999                                        (6.75)%
One Year Ended October 31, 1999 .................................................................       (6.43)%
Five Years Ended October 31, 1999 ...............................................................         5.02%

    The annualized yield of Class A shares of the fund for the 30-day period ended October 31, 1999 was 5.53%. The annualized yield of the Class B shares of the fund for the 30-day period ended October 31, 1999 was 5.05%.

    For advertising and sales purposes, the fund will generally use the performance of Class A shares. All outstanding fund shares were designated Class A shares on January 4, 1999. Performance prior to that date will be adjusted to include the sales charges currently in effect. Class A shares are sold at net asset value plus a current maximum sales charge of 4.50%. Performance will typically include this maximum sales charge for the purposes of calculating performance figures. If the performance of Class B, L or Y shares is used for advertising and sales purposes, performance after class inception will be actual performance, while performance prior to that date will be Class A performance, adjusted to reflect the differences in sales charges (but may not reflect the differences in fees and expenses) between the classes. For these purposes, it will be assumed that the maximum contingent deferred sales charge applicable to the Class B and L shares is deducted at the times, in the amount, and under the terms stated in the Prospectus. Class B and L share performance generally would have been different than Class A performance, had the Class B and L shares been offered for the entire period, because the expenses attributable to Class B and L shares are different than the expenses attributable to the Class A shares. Fund performance may also be presented in advertising and sales literature without the inclusion of sales charges.

AGGREGATE TOTAL RETURN

    The fund's "aggregate total return," as described below, represents the cumulative change in the value of an investment in the fund for the specified period and is computed by the following formula:

    ERV - P
    Where:     P     =   a hypothetical initial payment of $10,000.

    Where:     P     =   a hypothetical initial payment of $10,000.

               ERV   =   Ending Redeemable Value of a hypothetical $10,000
                         investment made at the beginning of the 1-, 5- or 10- year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

AGGREGATE ANNUAL TOTAL RETURN

                                                                       SINCE
CLASS OF SHARES              1 YEAR      5 YEAR        10 YEAR      INCEPTION(1)

Class A(2)                        %           %          N/A                %
Class B(3)                        %        N/A           N/A                %
------------
(1) All outstanding shares were designated Class A on January 4, 1999. Class B shares commenced operations on January 4, 1999. Class L and Y shares commenced operations on September [ ], 2000.
(2) The average annual total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been
         % and       % for one year and since inception of the fund,
    respectively.
(3) The average annual total return figure assumes that the maximum applicable Deferred Sales Charge has been deducted from the investment at the time of redemption. If the maximum Deferred Sales Charge had not been deducted, the average annual total return for Class B shares for the same period
    would have been      % and       % for one year and since inception of the
    fund, respectively.
  * There were no Class L or Y shares outstanding on October 31, 1999.

    Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

                    6.  DETERMINATION OF NET ASSET VALUE;
                           VALUATION OF SECURITIES

    The net asset value per share of the fund is determined for each class on each day during which the New York Stock Exchange is open for trading ("Business Day"). As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class (including its interest in the Portfolio), then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the transfer agent prior to its calculation.

    Bonds and other fixed income securities (other than short-term obligations) held for the fund are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the board of trustees of the trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the board of trustees of the trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the board of trustees of the trust.

    Trading in securities on most non-U.S. exchanges and over-the-counter markets is normally completed before the close of regular trading on the New York Stock Exchange and may also take place on days on which the Exchange is closed. If events materially affecting the value of non-U.S. securities occur between the time when the exchange on which they are traded closes and the time when the fund's net asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the board of trustees of the trust.

    Interest income on long-term obligations held for the fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of any premiums.

             7.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE
                   OF FUND SHARES AND SHAREHOLDER PROGRAMS

    As described in the Prospectus, the fund provides you with alternative ways of purchasing shares based upon your individual investment needs.

    Each class of shares of the fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years as more fully described below.

    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

    The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

CLASS A SHARES

    Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                                                                                                  DEALER
                                                         SALES CHARGE               SALES CHARGE                REALLOWANCE
AMOUNT OF                                                  AS A % OF                  AS A % OF                  AS A % OF
INVESTMENT                                              OFFERING PRICE               INVESTMENT               OFFERING PRICE
----------                                              --------------               ----------               --------------
Less than $25,000 ................................           4.50%                      4.71%                      4.05%
$25,000 to less than $50,000 .....................           4.00%                      4.16%                      3.60%
$50,000 to less than $100,000 ....................           3.50%                      3.63%                      3.15%
$100,000 to less than $250,000 ...................           2.50%                      2.56%                      2.25%
$250,000 to less than $500,000 ...................           1.50%                      1.52%                      1.35%
$500,000 or more .................................           none*                      none*                   up to 1.00%
----------
* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to [Salomon Smith Barney], which compensates brokers, dealers and other institutions (called
  "Service Agents") whose clients make purchases of $500,000 or more. The deferred sales charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales
  Charge Provisions" and "Waivers of Deferred Sales Charge."

    Service Agents may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

CLASS B SHARES

    Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

    Class B shares pay distribution/service fees of up to 0.75% of the average daily net assets of the fund represented by the Class B shares. The Distributor pays commissions to brokers, dealers and other institutions of 4.00% of the offering price of Class B shares sold by these entities. These commissions are not paid on exchanges from other Smith Barney mutual funds or on sales of Class B shares to investors exempt from the CDSC. The distributor is compensated for these payments through the receipt of the ongoing distribution fees from the fund, and through the CDSC, if any. The distributor will also advance the first year service fee to dealers at an annual rate equal to 0.25% of the average daily net assets represented by Class B shares sold by them. As a result, the total amount paid to a dealer upon the purchase of Class B shares may be a maximum of 4.25% of the purchase price of the Class B shares.

CLASS L SHARES

    Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. Service Agents selling Class L shares receive a commission of up to [ %] of the purchase price of the Class L shares they sell. See "Deferred Sales Charge Provisions" below. Until June 22, 2001 purchases of Class L shares by investors who were holders of Class C shares of another Smith Barney mutual fund on June 12, 1998 will not be subject to the 1% initial sales charge.

CLASS Y SHARES

    Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount).

    From time to time, the fund's distributor or the manager, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the fund. Such concessions provided by the fund's distributor or the manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the fund, and/or other dealer-sponsored events. From time to time, the fund's distributor or the manager may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

GENERAL

    [Investors may purchase shares from a financial consultant or financial institution (called a "Service Agent") that has entered into a sales or service agreement with the distributor concerning the fund. In addition, certain investors, including qualified retirement plans purchasing through certain brokers that clear through Salomon Smith Barney ("Dealer Representatives"), may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Service Agents and Dealer Representatives may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the sub-transfer agent are not subject to a maintenance fee.]

    Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)
(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent.

    Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a [Dealer Representative] prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. [For shares purchased through Salomon Smith Barney or a Dealer Representative purchasing through Salomon Smith Barney, payment for shares of the fund is due on the third business day after the trade date.] In all other cases, payment must be made with the purchase order.

SYSTEMATIC INVESTMENT PLAN

    Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a Service Agent or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by its Service Agent or the sub-transfer agent. The Systematic Investment Plan also authorizes a Service Agent to apply cash held in the shareholder's brokerage account opened with the Service Agent or redeem the shareholder's shares of certain money market funds to make additions to the account. Additional information is available from the fund or your Service Agent or a Dealer Representative.

SALES CHARGE WAIVERS AND REDUCTIONS

  INITIAL SALES CHARGE WAIVERS

    Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of financial consultants or other registered representatives who recently joined a broker-dealer affiliated with Citicorp that has a sales agreement with the distributor concerning the fund, if certain conditions are met; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; and (j) purchases of Class A shares by
Section 403(b) or Section 401(a) or (k) accounts associated with Copeland Retirement Programs. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

RIGHT OF ACCUMULATION

    Class A shares of the fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney mutual funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

LETTER OF INTENT - CLASS A SHARES

    A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the options of the investor, up to 90 days before such date. Please contact your Service Agent or the transfer agent to obtain a Letter of Intent application.

LETTER OF INTENT - CLASS Y SHARES

    A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact your Service Agent or the transfer agent for further information.

DEFERRED SALES CHARGE PROVISIONS

    "Deferred Sales Charge Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

    Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge shares that are redeemed will not be subject to a deferred sales charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or
(d) with respect to Class L shares and Class A shares that are deferred sales charge shares, shares redeemed more than 12 months after their purchase.

    Class L shares and Class A shares that are deferred sales charge shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the Smith Barney 401(k) Program, as described below. See "Purchase of Shares -- Smith Barney 401(k) and ExecChoiceTM Programs."

SALE DURING                                                            CDSC ON SHARES BEING SOLD
-----------                                                            -------------------------
1st year since purchase ............................................             4.50%
2nd year since purchase ............................................             4.00%
3rd year since purchase ............................................             3.00%
4th year since purchase ............................................             2.00%
5th year since purchase ............................................             1.00%
6th year (or later) since purchase .................................             None

    Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

    In determining the applicability of any Deferred Sales Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to Salomon Smith Barney. To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

WAIVERS OF DEFERRED SALES CHARGE

    The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2;
(e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

    Deferred sales charge waivers will be granted subject to confirmation (by Service Agents in the case of shareholders who are also clients of Service Agents or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

SMITH BARNEY RETIREMENT PROGRAMS

    You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. The fund offers Class A and Class L shares at net asset value to participating plans under the programs. You can meet minimum investment and exchange amounts, if any by combining the plan's investments in any of the Smith Barney mutual funds.

    There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/ or the date your account is opened. Once a class of shares is chosen, all additional purchases must by of the same class.

    For plans opened on or after March 1, 2000 that are not part of the Paychex offering, Class A shares may be purchased regardless of the amount invested.

    For plans opened prior to March 1, 2000 and for plans that are part of the Paychex offering, the class of shares you may purchase depends on the amount of your initial investment:

    Class A Shares. Class A shares may be purchased by plans investing at least $1 million.

    Class L Shares. Class L shares may be purchased by plans investing less than $1 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

    If the plan was opened on or after June 21, 1996 and a total of $1 million is invested in Smith Barney Funds Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program for 5 years.

    [If the plan was opened before June 21, 1996 and a total of $500,000 is invested in Smith Barney Funds Class L shares (other than money market funds) on December 31 in any year, all Class L shares are eligible for exchange on or about March 31 of the following year].

    For more information, call your Service Agent or the transfer agent.

    Retirement Programs Opened On or after June 21, 1996. If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or the ExecChoiceTM Program, a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

    Any participating plan in the Smith Barney 401(k) or the ExecChoice(TM) Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund, regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoice
(TM) Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

    Participating plans wishing to acquire shares of the fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoiceTM Program must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact their Service Agent.

    Retirement Programs Investing in Class B Shares: Class B shares of a fund are not available for purchase by participating plans opened on or after June 21, 1996.

    At the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401 (k) Program, the participating plan will be offered the opportunity to exchange all of its Class B shares for Class A shares of the same fund. Such participating plan will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a participating plan will not be eligible to acquire additional Class B shares, but instead may acquire Class A shares of a the same fund. If the participating plan elects not to exchange all of its Class B shares at that time, each Class B share held by the participating plan will have the same conversion feature as Class B shares held by other investors. See "Purchase of Shares-Deferred Sales Charge Alternatives."

    No deferred sales charge is imposed on redemptions of Class B shares to the extent that the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain distributions, plus the current net asset value of Class B shares purchased more than eight years prior to the redemption, plus increases in the net asset value of the shareholders Class B shares above the purchase payments made during the preceding eight years. Whether or not the deferred sales charge applies to the redemption by a participating plan depends on the number of years since the participating plan first became enrolled in the Smith Barney 401(k) Program, unlike the applicability of the deferred sales charge to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase payment from which the amount is being redeemed.

    The deferred sales charge will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a participating plan; as a result of (a) the retirement of an employee in the participating plan; (b) the termination of employment of an employee in the participating plan; (c) the death or disability or an employee in the participating plan;
(d) the attainment of age 59 1/2 by an employee in the participating plan; (e) hardship of an employee in the participating plan to the extent permitted under Section 401(k) o the Code; or (f) redemptions of shares in connection with a loan made by the participating plan to an employee.

AUTOMATIC CASH WITHDRAWAL PLAN

    An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders of the fund who own shares of the fund with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable Deferred Sales Charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences). To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a fund, continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

    Shareholders of a fund who wish to participate in the Withdrawal Plan and who hold their shares of the fund in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact their Service Agent.

EXCHANGE PRIVILEGE

    Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same Class of other Smith Barney mutual funds, on the basis of relative net asset value per share at the time of exchange as follows:

        A. Class A and Class Y shares of the fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney mutual funds.

        B. Class B shares of any fund may be exchanged without a sales charge. Class B shares of the fund exchanged for Class B shares of another Smith Barney mutual fund will be subject to the higher applicable Deferred Sales Charge of the two funds and, for purposes of calculating deferred sales charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

        C. Class L shares of any fund may be exchanged without a sales charge. For purposes of Deferred Sales Charge applicability, Class L shares of the fund exchanged for Class C shares of another Smith Barney mutual fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

    The exchange privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same Class in a fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your Service Agent.

    Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Salomon Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

ADDITIONAL INFORMATION REGARDING THE EXCHANGE PRIVILEGE

    Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the fund's performance and its shareholders. The manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the fund's other shareholders. In this event, the fund may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the fund or (b) remain invested in the fund or exchange into any of the funds of the Smith Barney mutual funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

DETERMINATION OF PUBLIC OFFERING PRICE

    The fund offers its shares to the public on a continuous basis. The public offering price for a Class A and Class Y share of the fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class L share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net aset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A deferred sales charge, however, is imposed on certain redemptions of Class L shares, and Class A shares when purchased in amounts exceeding $500,000. The method of computation of the public offering price is shown in each fund's financial statements, incorporated by reference in their entirety into this SAI.

ADDITIONAL PURCHASE AND SALE INFORMATION

  REDEMPTION OF SHARES

    The right of redemption of shares of the fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the fund's shareholders.

    Any signature appearing on a written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

    If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from the investor's Service Agent, or if the shareholder's account is not with a Service Agent, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and the investor's Service Agent will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

    If the board of trustees of the trust determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

    Subject to compliance with applicable regulations, the trust has reserved the right to pay the redemption or repurchase price of shares of the fund, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a holder of shares received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

    The trust may suspend the right of redemption or postpone the date of payment for shares of the fund more than seven days during any period when (a) trading in the markets the fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC exists making disposal of the fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

                                8.  MANAGEMENT

    The fund is supervised by the board of trustees of the trust, and the portfolio is supervised by the board of trustees of the portfolio trust. In each case, a majority of the trustees are not affiliated with Citibank.

    The trustees and officers of the trust and the portfolio trust, their ages and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those trustees and officers are "interested persons" (as defined in the 1940 Act) of the trust or the portfolio trust. Unless otherwise indicated below, the address of each trustee and officer is 21 Milk Street, Boston, Massachusetts.

TRUSTEES OF THE TRUST

PHILIP W. COOLIDGE*; 48 -- President of the Trust and the portfolio trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

RILEY C. GILLEY; 73 -- Vice President and General Counsel, Corporate Property Investors (November 1988 to December 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December 1987). His address is 4041 Gulf Shore Boulevard North, Naples, Florida.

DIANA R. HARRINGTON; 59 -- Professor, Babson College (since September 1994); Trustee, The Highland Family of Funds (March 1997 to March 1998). Her address is 120 Goulding Street, Holliston, Massachusetts.

SUSAN B. KERLEY; 48 -- President, Global Research Associates, Inc. (Investment Research) (since September 1990); Trustee, Mainstay Institutional Funds (since December 1990). Her address is P.O. Box 9572, New Haven, Connecticut.

HEATH B. MCLENDON*; 66 -- Chairman, President, and Chief Executive Officer of SSB Citi Fund Management LLC (formerly known as SSBC Fund Management Inc.) (since March 1996); Managing Director of Salomon Smith Barney (since August
1993); and Chairman, President and Chief Executive Officer of fifty-eight investment companies sponsored by Salomon Smith Barney. His address is 388 Greenwich Street, New York, New York.

C. OSCAR MORONG, JR.; 64 -- Chairman of the Board of Trustees of the Trust and the portfolio trust; Managing Director, Morong Capital Management (since February 1993); Director, Indonesia Fund (since 1990); Director, MAS Funds (since 1993). His address is 1385 Outlook Drive West, Mountainside, New Jersey.

E. KIRBY WARREN; 65 -- Professor of Management, Graduate School of Business, Columbia University (since 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

TRUSTEES OF THE PORTFOLIO TRUST

ELLIOTT J. BERV; 56 -- President and Chief Executive Officer, Catalyst, Inc. (Management Consultants) (since June 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May 1984). His address is 24 Atlantic Drive, Scarborough, Maine.

PHILIP W. COOLIDGE*; 48 -- President of the Trust and the Portfolio Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

MARK T. FINN; 56 -- President and Director, Delta Financial, Inc. (since June
1983); Chairman of the Board and part Owner, FX 500 Ltd. (Commodity Trading Advisory Firm) (April 1990 to February 1996); General Partner and Shareholder, Greenwich Ventures LLC (Investment Partnership) (since January 1996); President, Secretary and Owner, Phoenix Trading Co. (Commodity Trading Advisory Firm) (since March 1997); Director, Chairman and Owner, Vantage Consulting Group, Inc. (since October 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.

C. OSCAR MORONG, JR.; 64 -- Chairman of the Board of Trustees of the Trust and the portfolio trust; Managing Director, Morong Capital Management (since February 1993); Director, Indonesia Fund (since 1990); Director, MAS Funds (since 1993). His address is 1385 Outlook Drive, West, Mountainside, New Jersey.

WALTER E. ROBB, III; 73 -- President, Benchmark Consulting Group, Inc. (since
1991); Principal, Robb Associates (Corporate Financial Advisors) (since 1978); President and Treasurer, Benchmark Advisors, Inc. (Corporate Financial Advisors) (since 1989); Trustee of certain registered investment companies in the MFS Family of Funds (since 1985). His address is 35 Farm Road, Sherborn, Massachusetts.

E. KIRBY WARREN; 65 -- Professor of Management, Graduate School of Business, Columbia University (since 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

OFFICERS OF THE TRUST AND THE PORTFOLIO TRUST

PHILIP W. COOLIDGE*; 48 -- President of the Trust and the Portfolio Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

CHRISTINE D. DORSEY*; 29 -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc. (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996).

LINWOOD C. DOWNS*; 38 -- Treasurer of the Trust and the Portfolio Trust; Chief Financial Officer and Senior Vice President, Signature Financial Group, Inc.; Treasurer, CFBDS.

TAMIE EBANKS-CUNNINGHAM*; 27 -- Assistant Secretary of the Trust and the Portfolio Trust; Office Manager, Signature Financial Group (Cayman) Ltd. (since April 1995); Administrator, Cayman Islands Primary School (prior to April 1995). Her address is P.O. Box 2494, Elizabethan Square, George Town, Grand Cayman, Cayman Islands, B.W.I.

LINDA T. GIBSON*; 34 -- Secretary of the Trust and the Portfolio Trust; Senior Vice President, Signature Financial Group, Inc.; Secretary, CFBDS.

SUSAN JAKUBOSKI*; 35 -- Vice President, Assistant Treasurer and Assistant Secretary of the Trust and the Portfolio Trust; Vice President, Signature Financial Group (Cayman) Ltd.

MOLLY S. MUGLER*; 48 -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc.; Assistant Secretary, CFBDS.

JULIE J. WYETZNER*; 40 -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc.

    The trustees and officers of the trust also hold comparable positions with certain other funds for which CFBDS, Signature Financial Group, Inc., or their affiliates serve as the distributor or administrator.

    The following table shows trustee compensation for the periods indicated.

                         TRUSTEES COMPENSATION TABLE

                                                                                                    TOTAL COMPENSATION
                                                             PENSION OR                                   FROM THE
                                       AGGREGATE        RETIREMENT BENEFITS        ESTIMATED           REGISTRANT AND
                                      COMPENSATION        ACCRUED AS PART       ANNUAL BENEFITS         FUND COMPLEX
    TRUSTEE                           FROM FUND(1)        OF FUND EXPENSES      UPON RETIREMENT     PAID TO TRUSTEES(1)
    -------                           ------------      -------------------     ---------------     -------------------
Philip W. Coolidge ..............         None                  None                  None                  None
Riley C. Gilley .................        $1,696                 None                  None                 $1,696
Diana R. Harrington .............        $1,749                 None                  None                 $1,749
Susan B. Kerley .................        $1,745                 None                  None                 $1,745
Heath B. McLendon ...............         None                  None                  None                  None
C. Oscar Morong, Jr. ............        $1,789                 None                  None                 $1,789
E. Kirby Warren .................        $1,722                 None                  None                 $1,722
William S. Woods, Jr.(2) ........        $1,784                 None                  None                 $1,784
------------
(1) Prior to September , 2000, the funds were part of the CitiFunds(SM) Complex. The total compensation Messrs.
    Coolidge, Gilley, McLendon, Morong, Warren and Woods and Mses. Harrington and Kerley earned from the trust and the CitiFunds Complex equaled $0, $65,250, $0, $92,000, $62,750, $66,000, $71,250, and $69,750 respectively for the fiscal year ended 10/31/99. Messrs. Coolidge, Gilley, McLendon, Morong and Warren and Mses. Harrington and
    Kerley and trustees of 48, 35, 23, 39, 30, and 30 funds or portfolios, respectively, in the family of open-end registered investment companies advised or managed by the manager.
(2) Effective December 31, 1999, Mr. Woods became a trustee emeritus of the trust. Per the terms of the trust's trustee emeritus plan, Mr. Woods serves the board of trustees in an advisory capacity. As a trustee emeritus,
    Mr. Woods is paid 50% of the annual retainer fee and meeting fees otherwise applicable to trustees, together with reasonable out-of-pocket expenses for each meeting attended.

    As of            , 2000 all trustees and officers as a group owned less
than 1% of the outstanding shares of the fund. As of the same date, more than [95%] of the outstanding shares of the fund were held of record by Citibank or its affiliates, as Service Agents of the fund for the accounts of their respective clients.

    The Declaration of Trust of the trust provides that the trust will indemnify its trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the trust, unless, as to liability to the trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested trustees of the trust, or in a written opinion of independent counsel, that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

MANAGER

    Citibank serves as the manager of the portfolio and provides certain administrative services to the fund and the portfolio pursuant to separate management agreements (the "Management Agreements"). Subject to policies as the board of trustees of the portfolio trust may determine, Citibank manages the securities of the portfolio and makes investment decisions for the portfolio. The Management Agreement with the portfolio trust provides that Citibank may delegate the daily management of the securities of the portfolio to one or more subadvisers. Citibank furnishes at its own expense all services, facilities and personnel necessary in connection with managing the portfolio's investments and effecting securities transactions for the portfolio. Unless otherwise terminated, the Management Agreement with respect to the portfolio will continue in effect indefinitely as long as such continuance is specifically approved at least annually by the board of trustees of the portfolio trust or by a vote of a majority of the outstanding voting securities of the portfolio, and, in either case, by a majority of the trustees of the portfolio trust who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement. Unless otherwise terminated, the Management Agreement with the trust with respect to the fund will continue in effect indefinitely as long as such continuance is specifically approved at least annually by the board of trustees of the trust or by a vote of a majority of the outstanding voting securities of the fund, and, in either case, by a majority of the trustees of the trust who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    Citibank provides the fund and the portfolio with general office facilities and supervises the overall administration of the fund and the portfolio, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the fund's or the portfolio's independent contractors and agents; the preparation and filing of all documents required for compliance by the fund or portfolio with applicable laws and regulations; and arranging for the maintenance of books and records of the fund or portfolio. Trustees, officers, and investors in the trust or portfolio trust are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and directors, officers and employees of Citibank are or may become similarly interested in the trust or portfolio trust.

    Each Management Agreement provides that Citibank may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the portfolio trust or the trust, as the case may be, when authorized either by a vote of a majority of the outstanding voting securities of the portfolio or Fund or by a vote of a majority of the board of trustees of the portfolio trust or the trust, or by Citibank on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreement with the portfolio trust provides that neither Citibank nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement with the portfolio trust. The Management Agreement with the trust provides that neither Citibank nor its personnel shall be liable for any error of judgment or mistake of law or for any omission in the administration or management of the trust or the performance of its duties under the Management Agreement, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement with the trust.

    For its services under the Management Agreement with respect to the fund, Citibank receives fees, which are computed daily and paid monthly, at an annual rate equal to 0.70% of the fund's average daily net assets, minus the aggregate investment management fee allocated to the fund from the portfolio. For its services under the Management Agreement with respect to the portfolio, Citibank receives fees, which are computed daily and paid monthly at an annual rate equal to 0.35% of the portfolio's average daily net assets. Citibank may reimburse the fund or portfolio or waive all or a portion of its management fees.

    For the fiscal years ended December 31, 1996 and 1997, the fees payable from the fund to Citibank under a prior investment advisory agreement with the trust were $162,525 (of which $80,994 was voluntarily waived) and $137,525 (of which $82,010 was voluntarily waived), respectively. For the period ended October 31, 1998, the fee payable from the fund to Citibank under a prior management agreement with the trust was $273,701 (of which $165,498 was voluntarily waived). For the fiscal year ended October 31, 1999, the fees payable from the fund and the portfolio to Citibank under the current Management Agreement with the trust were $262,820 (all of which was voluntarily waived) and $664,250, respectively.

    For the fiscal years ended December 31, 1996 and 1997, the fees payable from the fund to CFBDS under a prior administrative services agreement with the trust were $116,090 (of which $72,966 was voluntarily waived) and $98,232 (of which $75,116 was voluntarily waived), respectively.

    Pursuant to separate sub-administrative services agreements with Citibank, CFBDS and Signature Financial Group (Cayman) Ltd. ("SFG") perform such sub-administrative duties for the trust and the portfolio trust, respectively, as from time to time are agreed upon by Citibank, CFBDS and SFG, as appropriate. For performing such sub-administrative services, CFBDS and SFG receive compensation as from time to time is agreed upon by Citibank, not in excess of the amount paid to Citibank for its services under the Management Agreements with the trust and the portfolio trust, respectively. All such compensation is paid by Citibank.

DISTRIBUTOR

    CFBDS, 21 Milk Street, Boston, MA 02109, serves as the Distributor of the fund's shares pursuant to a Distribution Agreement with the trust with respect to each class of shares of the fund (each, a "Distribution Agreement"). In those states where CFBDS is not a registered broker-dealer, shares of the fund are sold through Signature Broker-Dealer Services, Inc., as dealer. Under the Distribution Agreements, CFBDS is obligated to use its best efforts to sell shares of each class of the fund.

    Either party may terminate a Distribution Agreement on not less than thirty days' nor more than sixty days' prior written notice to the other party. Unless otherwise terminated each Distribution Agreement will continue from year to year upon annual approval by the trust's board of trustees and by the vote of a majority of the board of trustees of the trust who are not parties to the Distribution Agreement or interested persons of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

    Class A, B and L of the fund each has a Service Plan (each, a "Service Plan") adopted in accordance with Rule 12b-1 under the 1940 Act. Under the Plans, the fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the fund attributable to that class in the case of the Plan relating to Class A shares, and not to exceed 0.75% of the average daily net assets of the fund attributable to that class in the case of the Plan relating to Class B shares. Such fees may be used to make payments to the Distributor for distribution services, to securities dealers and other industry professionals (called Service Agents) that have entered into service agreements with the Distributor and others in respect of the sale of shares of the fund, and to other parties in respect of the sale of shares of the fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the Distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided. Recipients may receive different compensation for sales for Class A and Class B shares.

    The Service Plans with respect to Class A and L shares also provides that the Distributor, broker-dealers, banks and other financial intermediaries may receive the sales charge paid by Class A and L investors, respectively, as partial compensation for their services in connection with the sale of shares. The Service Plan with respect to Class B and L shares provides that the Distributor, dealers, and others may receive all or a portion of the deferred sales charges paid by Class B and L investors, respectively.

    The Service Plans permit the fund to pay fees to the Distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund will pay the fees to the Distributor and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the Distributor's or other recipient's sole responsibility and not obligations of the fund.

    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the trust's trustees and a majority of the trustees who are not "interested persons" of the trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "Qualified Trustees"). Each Service Plan requires that the trust and the Distributor provide to the board of trustees, and the board of trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of such Qualified Trustees then in office. A Service Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. A Service Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the Distributor will preserve such copies in an easily accessible place.

    As contemplated by the Service Plans, CFBDS acts as the agent of the trust in connection with the offering of shares of the fund pursuant to the Distribution Agreements. For the fiscal years ended December 31, 1996 and 1997, the fees payable to CFBDS under a prior distribution agreement with respect to the fund were $69,654 (of which $67,679 was voluntarily waived) and $58,940 (all of which was voluntarily waived), respectively. For the period ended October 31, 1998, the fee payable to CFBDS under a prior distribution agreement with respect to the fund was $97,750. For the fiscal year ended October 31, 1999, the fees payable to CFBDS under the current Distribution Agreement with respect to the Class A and Class B shares of the fund were $182,930 and $14,398, respectively.

    The Distributor may enter into agreements with Service Agents and may pay compensation to such Service Agents for accounts for which the Service Agents are holders of record. The Distributor may make payments for distribution and/ or shareholder servicing activities out of its past profits and other available sources. The Distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments are determined by the Distributor and may vary. Citibank may make similar payments under similar arrangements.

CODE OF ETHICS

    The trust, the portfolio trust, the manager and the distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the fund. However, the codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions.

EXPENSES

    In addition to amounts payable under its Management Agreement and Service Plans, the fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of trustees that are not affiliated with Citibank or the fund's distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums.

TRANSFER AGENT

    The trust has entered into a Transfer Agency and Service Agreement with Citi Fiduciary Trust Company ("Citi"), an affiliate of Salomon Smith Barney, pursuant to which Citi acts as transfer agent for the fund. PFPC Global Fund Services ("PFPC") acts as sub-transfer agent pursuant to an agreement with Citi.

    The principal place of business of Citi is 388 Greenwich Street, New York, New York 10013. The principal place of business of PFPC is P.O. Box 9699 Providence, Rhode Island 02940-9699.

CUSTODIAN

    The trust also has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street, pursuant to which custodial and fund accounting services, respectively, are provided for the fund. Among other things, State Street calculates the daily net asset value for the fund. Securities may be held by a sub-custodian bank approved by the trustees. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

    The portfolio trust, on behalf of the portfolio, has entered into a Custodian Agreement with State Street pursuant to which State Street acts as custodian for the portfolio. The portfolio trust, on behalf of the portfolio, also has entered into a Fund Accounting Agreement with State Street Cayman Trust Company, Ltd. ("State Street Cayman") pursuant to which State Street Cayman provides fund accounting services for the portfolio. State Street Cayman also provides transfer agency services to the portfolio. The principal business address of State Street Cayman is P.O. Box 2508 GT, Grand Cayman, British West Indies.

AUDITORS

    PricewaterhouseCoopers LLP are the independent accountants for the trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, Massachusetts 02110.

    PricewaterhouseCoopers LLP are the chartered accountants for the portfolio trust. The address of PricewaterhouseCoopers LLP is Suite 3000, Box 82, Royal Trust Towers, Toronto Dominion Center, Toronto, Ontario, Canada M5K 1G8.

COUNSEL

    Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, acts as counsel for the fund.

                          9. PORTFOLIO TRANSACTIONS

    The trust trades securities for the fund if it believes that a transaction net of costs (including custodian charges) will help achieve the fund's investment objectives. Changes in the fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the fund are made by a portfolio manager who is an employee of Citibank and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of Citibank in a similar capacity.

    The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Citibank attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the fund and other clients of Citibank on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), Citibank normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to Citibank on the tender of the fund's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the fund by Citibank. At present no other recapture arrangements are in effect.

    In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a fund and/or the other accounts over which Citibank or its affiliates exercise investment discretion. Citibank is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Citibank determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which Citibank and its affiliates have with respect to accounts over which they exercise investment discretion. The trustees of the trust periodically review the commissions paid by a fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the fund.

    The management fee that the fund pays to Citibank will not be reduced as a consequence of Citibank's receipt of brokerage and research services. While such services are not expected to reduce the expenses of Citibank, Citibank would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of Citibank's other clients. Investment decisions for the fund and for Citibank's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other portfolios managed by Citibank occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

    For the fiscal years ended December 31, 1996 and 1997, the period ended October 31, 1998 and the fiscal year ended October 31, 1999, the fund paid no brokerage commissions.

           10. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The trust's Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series. The trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in the fund with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences between classes of shares of a series). Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, and shares of a class are entitled to vote separately to approve any distribution or service arrangements relating to that class, but shares of all series may vote together in the election or selection of trustees and accountants for the trust. In matters affecting only a particular series or class, only shares of that particular series or class are entitled to vote.

    Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the trust may elect all of the trustees of the trust if they choose to do so and in such event the other shareholders in the trust would not be able to elect any trustee. The trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the trust will hold special meetings of shareholders when in the judgment of the trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have under certain circumstances the right to remove one or more trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Restrictions.")

    At any meeting of shareholders of the fund, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Service Agent is the holder of record.

    The trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the trust), if approved by a vote of the holders of two-thirds of the trust's outstanding shares, voting as a single class, or of the affected series of the trust, as the case may be, except that if the trustees of the trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the trust's (or the affected series') outstanding shares would be sufficient. The trust or any series of the trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the trust or the affected series or (ii) by the trustees by written notice to the shareholders of the trust or the affected series. If not so terminated, the trust will continue indefinitely.

    The fund's Transfer Agent maintains a share register for shareholders of record. Share certificates are not issued.

    The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the trust contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides for indemnification and reimbursement of expenses out of trust property for any shareholder held personally liable for the obligations of the trust. The Declaration of Trust of the trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the trust are not binding upon the trustees individually but only upon the property of the Trust and that the trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of each trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

    The portfolio is a series of The Premium portfolios. The portfolio trust is organized as a trust under the laws of the state of New York. Each investor in the portfolio, including the fund, may add to or withdraw from its investment in the portfolio on each Business Day. As of the close of regular trading on each Business Day, the value of each investor's beneficial interest in the portfolio is determined by multiplying the net asset value of the portfolio by the percentage, effective for that day, that represents that investor's share of the aggregate beneficial interest in the portfolio. Any additions or withdrawals that are to be effected on that day are then effected. The investor's percentage of the aggregate beneficial interests in the portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the portfolio by all investors in the portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the portfolio as of the close of regular trading on the next following Business Day.

                               11. TAX MATTERS

TAXATION OF THE FUND AND PORTFOLIO

    FEDERAL TAXES. The fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of Fund distributions, and the composition of the fund's portfolio assets. Provided all such requirements are met and all of the fund's net investment income and net realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes generally will be required to be paid by the fund. If the fund should fail to qualify as a "regulated investment company" for any year, the fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders. The portfolio trust believes the portfolio also will not be required to pay any U.S. federal income or excise taxes on its income.

    FOREIGN TAXES. Investment income and gains received by the fund from non-U.S. securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many other countries that may entitle the fund to a reduced rate of tax or an exemption from tax on such income. The fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the fund's effective rate of foreign tax in advance since the amount of the respective assets to be invested within various countries is not known. The fund generally does not expect shareholders will be able to claim any federal income tax credits or deductions with respect to foreign taxes paid by the fund.

TAXATION OF SHAREHOLDERS

    TAXATION OF DISTRIBUTIONS. Shareholders of the fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    Any Fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DIVIDENDS RECEIVED DEDUCTION. Because the fund expects to earn primarily interest income, it is expected that no Fund dividends will qualify for the dividends received deduction for corporations; however, a portion of the fund's ordinary income dividends may be eligible for this deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

    SPECIAL CONSIDERATIONS FOR NON-U.S. PERSONS. The fund will withhold tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Distributions received from the fund by non- U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. If a shareholder fails to provide this information, or otherwise violates IRS regulations, the fund may be required to withhold tax at the rate of 31% on certain distributions and redemption proceeds paid to that shareholder.

    STATE AND LOCAL TAXES; U.S. GOVERNMENT SECURITIES. Distributions of the fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but not generally from capital gains realized upon the dispositions of such obligations) may be exempt from state and local taxes. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of the fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a redemption of shares in the fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of a sales charge which would otherwise apply because of any sales charge paid on the original purchase of the Class A Fund shares.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

    CERTAIN DEBT INVESTMENTS. Any investments in zero coupon bonds and certain securities purchased at a market discount will cause the fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax, the Trust may be required to liquidate securities of the fund that it might otherwise have continued to hold and thereby potentially cause the fund to realize additional taxable gain or loss. An investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," may result in a federal tax to the extent the fund has tax exempt entities as shareholders.

    OPTIONS, ETC. The fund's transactions in options, short sales "against the box," futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to holders of Fund shares. For example, certain positions held by the fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute straddles, and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of securities held by the fund and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which may alter the effects of these rules. The fund will limit its investment activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

    FOREIGN INVESTMENTS. Special tax considerations apply with respect to foreign investments of the fund. Foreign exchange gains and losses realized by the fund will generally be treated as ordinary income and losses. The fund's use of non-U.S. currencies for non-hedging purposes and investment by the fund in certain "passive foreign investment companies" may have to be limited in order to avoid a tax on the fund. The fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the fund.

                           12. FINANCIAL STATEMENTS

    The Statement of Assets and Liabilities of the fund as of October 31, 1999 and the related Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended October 31, 1999 have been audited by PricewaterhouseCoopers LLP. The Statement of Changes for the ten months ended October 31, 1998 and the year ended December 31, 1997 and the Financial Highlights for the ten months ended October 31, 1998 and for each of the four years in the period ended December 31, 1997 were audited by another accounting firm whose report dated December 14, 1998 expressed an unqualified opinion on those statements. The financial statements appearing in the 1999 Annual Report to Shareholders of the fund, including Notes to Financial Statements and the Independent Auditors' Report, have been incorporated by reference into this Statement of Additional Information. Those financial statements and notes thereto have been so incorporated in reliance upon the reports of PricewaterhouseCoopers LLP and the predecessor accounting firm on behalf of the fund.

    A copy of the Annual Report to Shareholders of the fund accompanies this Statement of Additional Information.

                                                                      APPENDIX

                         DESCRIPTION OF BOND RATINGS

The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent their opinions as to the quality of various debt securities. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield. The ratings below are as described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

                       MOODY'S INVESTORS SERVICE, INC.
                          FOUR HIGHEST BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                       STANDARD & POOR'S RATINGS GROUP
                          FOUR HIGHEST BOND RATINGS

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CITIFUNDS INTERNATIONAL GROWTH & INCOME PORTFOLIO

INVESTMENT MANAGER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

DISTRIBUTOR
CFBDS, Inc.
21 Milk Street, Boston, MA 02109 (617) 423-1679

TRANSFER AGENT
Citi Fiduciary Trust Company
388 Greenwich Street
New York, NY 10013

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, RI 02940-9699

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110

                                     PART C

Item 23. Exhibits.

             *  a(1)      Declaration of Trust of Registrant
      *, ****,  a(2)      Amendments to Registrant's Declaration of Trust
     and filed
      herewith
                a(3)      Form of Amended and Restated Designation of Classes
                          of the Registrant
             *  b(1)      Amended and Restated By-Laws of Registrant
             *  b(2)      Amendments to Amended and Restated By-Laws of
                          Registrant
           ***  d         Management Agreement between the Registrant and
                          Citibank, N.A., as manager to
                          CitiFunds Intermediate Income Portfolio
         *****  e(1)      Amended and Restated Distribution Agreement between
                          the Registrant and CFBDS, Inc. ("CFBDS"), as
                          distributor with respect to Class A shares of
                          CitiFunds Intermediate Income Portfolio
         *****  e(2)      Distribution Agreement between the Registrant and
                          CFBDS, as distributor with respect to Class B shares
                          of CitiFunds Intermediate Income Portfolio
             *  g         Custodian Contract between the Registrant and State
                          Street Bank and Trust Company ("State Street"), as
                          custodian
            **  h(1)      Form of Amended and Restated Sub-Administrative
                          Services Agreement between Citibank, N.A. and CFBDS
                h(2)      Transfer Agency and Services Agreement between the
                          Registrant and Citi Fiduciary Trust Company, as
                          transfer agent
             *  h(3)      Accounting Services Agreement between the Registrant
                          and State Street, as fund accounting agent
                h(4)      Sub-Transfer Agency and Services Agreement between the
                          Registrant and PFPC Global Fund Services
           ***  i         Opinion and consent of counsel
                j         Independent auditor's consent
         *****  m(1)      Amended and Restated Service Plan of the Registrant
                          for Class A shares of CitiFunds Intermediate Income
                          Portfolio
         *****  m(2)      Service Plan of the Registrant for Class B shares of
                          CitiFunds Intermediate Income Portfolio
         *****  o         Multiple Class Plan of the Registrant
      *, *****  p(1)      Powers of Attorney for the Registrant
    ***, ****** p(2)      Powers of Attorney for The Premium Portfolios
                q(1)      Code of Ethics of the Registrant
                q(2)      Code of Ethics of CFBDS
                q(3)      Code of Ethics of the Manager


---------------------
     * Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-6540) as filed with the Securities and Exchange Commission on February 20, 1998.
    ** Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A (File No. 33-6540) as filed with the Securities and Exchange Commission on June 29, 1998.
   *** Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File No. 33-6540) as filed with the Securities and Exchange Commission on December 16, 1998.
  **** Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-6540) as filed with the Securities and Exchange Commission on December 21, 1998.
 ***** Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A (File No. 33-6540) as filed with the Securities and Exchange Commission on March 1, 1999.
****** Incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-6540) as filed with the Securities and Exchange Commission on February 28, 2000.

Item 24.  Persons Controlled by or under Common Control with Registrant.

         Not applicable.


Item 25.  Indemnification.

         Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, filed as an Exhibit to Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A; (b) Section 6 of the Distribution Agreements between the Registrant and CFBDS, filed as Exhibits to Post-Effective Amendment No. 30 to its Registration Statement on Form N-1A; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

         The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 26.  Business and Other Connections of Investment Adviser.

         Citibank, N.A. ("Citibank") is a commercial bank offering a wide range of banking and investment services to customers across the United States and around the world. Citibank is a wholly-owned subsidiary of Citicorp, which is, in turn, a wholly-owned subsidiary of Citigroup Inc. Citibank also serves as investment adviser to the following registered investment companies (or series thereof): Asset Allocation Portfolios (Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio), The Premium Portfolios (U.S. Fixed Income Portfolio, Balanced Portfolio, Large Cap Growth Portfolio, International Equity Portfolio, Government Income Portfolio, Small Cap Growth Portfolio and High Yield Portfolio), Tax Free Reserves Portfolio, U.S. Treasury Reserves Portfolio, Cash Reserves Portfolio, CitiFunds(SM) Tax Free Income Trust (CitiFunds(SM) New York Tax Free Income Portfolio, CitiFunds(SM) National Tax Free Income Portfolio and CitiFunds(SM) California Tax Free Income Portfolio), CitiFunds(SM) Multi-State Tax Free Trust (CitiFunds(SM) California Tax Free Reserves, CitiFunds(SM) New York Tax Free Reserves and CitiFunds(SM) Connecticut Tax Free Reserves), CitiFunds(SM) Institutional Trust (CitiFunds(SM) Institutional Cash Reserves) and Variable Annuity Portfolios (CitiSelect(R) VIP Folio 200 Conservative, CitiSelect(R) VIP Folio 300 Balanced, CitiSelect(R) VIP Folio 400 Growth, CitiSelect(R) VIP Folio 500 Growth Plus and CitiFunds(SM) Small Cap Growth VIP Portfolio). Citibank and its affiliates manage assets in excess of $351 billion worldwide. The principal place of business of Citibank is located at 399 Park Avenue, New York, New York 10043.

         John S. Reed is the Chairman and a Director of Citibank. Victor J. Menezes is the President and a Director of Citibank. William R. Rhodes and H. Onno Ruding are Vice Chairmen and Directors of Citibank. The other Directors of Citibank are Paul J. Collins, Vice Chairman of Citigroup Inc. and Robert I. Lipp, Chairman and Chief Executive Officer of The Travelers Insurance Group Inc. and of Travelers Property Casualty Corp.

         Each of the individuals named above is also a Director of Citigroup Inc. In addition, the following persons have the affiliations indicated:


Paul J. Collins       Director, Kimberly-Clark Corporation

Robert I. Lipp        Chairman, Chief Executive Officer and President, Travelers
                      Property Casualty Corp.

John S. Reed          Director, Monsanto Company
                      Director, Philip Morris Companies Incorporated
                      Stockholder, Tampa Tank & Welding, Inc.

William R. Rhodes     Director, Private Export Funding Corporation

H. Onno Ruding        Supervisory Director, Amsterdamsch Trustees Cantoor B.V.
                      Director, Pechiney S.A.
                      Advisory Director, Unilever NV and Unilever PLC
                      Director, Corning Incorporated

Item 27.  Principal Underwriters.

         (a) CFBDS, the Registrant's Distributor, is also the distributor for CitiFunds(SM) International Growth & Income Portfolio, CitiFunds(SM) International Growth Portfolio, CitiFunds(SM) U.S. Treasury Reserves, CitiFunds(SM) Cash Reserves, CitiFunds(SM) Premium U.S. Treasury Reserves, CitiFunds(SM) Premium Liquid Reserves, CitiFunds(SM) Institutional U.S. Treasury Reserves, CitiFunds(SM) Institutional Liquid Reserves, CitiFunds(SM) Institutional Cash Reserves, CitiFunds(SM) Tax Free Reserves, CitiFunds(SM) Institutional Tax Free Reserves, CitiFunds(SM) California Tax Free Reserves, CitiFunds(SM) Connecticut Tax Free Reserves, CitiFunds(SM) New York Tax Free Reserves, CitiFunds(SM) Intermediate Income Portfolio, CitiFunds(SM) Short-Term U.S. Government Income Portfolio, CitiFunds(SM) New York Tax Free Income Portfolio, CitiFunds(SM) National Tax Free Income Portfolio, CitiFunds(SM) California Tax Free Income Portfolio, CitiFunds(SM) Small Cap Value Portfolio, CitiFunds(SM) Growth & Income Portfolio, CitiFunds(SM) Large Cap Growth Portfolio, CitiFunds(SM) Small Cap Growth Portfolio, CitiFunds(SM) Balanced Portfolio, CitiSelect(R) VIP Folio 200 Conservative, CitiSelect(R) VIP Folio 300 Balanced, CitiSelect(R) VIP Folio 400 Growth, CitiSelect(R) VIP Folio 500 Growth Plus and CitiFunds(SM) Small Cap Growth VIP Portfolio. CFBDS is also the placement agent for Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Intermediate Income Portfolio, Short-Term Portfolio, Growth & Income Portfolio, U.S. Fixed Income Portfolio, Large Cap Growth Portfolio, Small Cap Growth Portfolio, International Equity Portfolio, Balanced Portfolio, Government Income Portfolio, Tax Free Reserves Portfolio, Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio. CFBDS also serves as the distributor for the following funds: The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Fund UL for Variable Annuities, The Travelers Fund UL II for Variable Annuities, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities, The Travelers Timed Bond Account for Variable Annuities, Small Cap Fund, Government Fund, Growth Fund, Growth and Income Fund, International Equity Fund, Mid Cap Fund, Municipal Bond Fund, Select Small Cap Portfolio, Select Government Portfolio, Select Growth Portfolio, Select Growth and Income Portfolio, Select Mid Cap Portfolio, Balanced Investments, Emerging Markets Equity Investments, Government Money Investments, High Yield Investments, Intermediate Fixed Income Investments, International Equity Investments, International Fixed Income Investments, Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Long-Term Bond Investments, Mortgage Backed Investments, Municipal Bond Investments, S&P Index Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, Multi-Sector Fixed Income Investments, Multi-Strategy Market Neutral Investments, Appreciation Portfolio, Diversified Strategic Income Portfolio, Emerging Growth Portfolio, Equity Income Portfolio, Equity Index Portfolio, Growth & Income Portfolio, Intermediate High Grade Portfolio, International Equity Portfolio, Money Market Portfolio, Total Return Portfolio, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Balanced Portfolio, Conservative Portfolio, Growth Portfolio, High Growth Portfolio, Income Portfolio, Global Portfolio, Select Balanced Portfolio, Select Conservative Portfolio, Select Growth Portfolio, Select High Growth Portfolio, Select Income Portfolio, Concert Social Awareness Fund, Smith Barney Large Cap Blend Fund, Smith Barney Fundamental Value Fund Inc., Large Cap Value Fund, Short-Term High Grade Bond Fund, U.S. Government Securities Fund, Smith Barney Balanced Fund, Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Exchange Reserve Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Total Return Bond Fund, Cash Portfolio, Government Portfolio, Municipal Portfolio, Concert Peachtree Growth Fund, Smith Barney Contrarian Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Small Cap Value Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Premier Selections Fund, Smith Barney Small Cap Value Fund, Smith Barney Small Cap Growth Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney S&P 500 Index Fund, Smith Barney Mid Cap Blend Fund, Smith Barney EAFE Index Fund, Smith Barney US 5000 Index Fund, Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Cash Portfolio, Government Portfolio, Retirement Portfolio, California Money Market Portfolio, Florida Portfolio, Georgia Portfolio, Limited Term Portfolio, National Portfolio, Massachusetts Money Market Portfolio, New York Money Market Portfolio, New York Portfolio, Pennsylvania Portfolio, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Natural Resources Fund Inc., Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund, Smith Barney Technology Fund, Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Zeros Plus Emerging Growth Series 2000, Smith Barney Security and Growth Fund, Smith Barney Small Cap Blend Fund, Inc., Smith Barney Telecommunications Income Fund, Income and Growth Portfolio, Reserve Account Portfolio, U.S. Government/High Quality Securities Portfolio, Emerging Markets Portfolio, European Portfolio, Global Government Bond Portfolio, International Equity Portfolio, Pacific Portfolio, AIM Capital Appreciation Portfolio, Smith Aggressive Growth Portfolio, Smith Mid Cap Portfolio, Alliance Growth Portfolio, INVESCO Global Strategic Income Portfolio, MFS Total Return Portfolio, Putnam Diversified Income Portfolio, Smith Barney High Income Portfolio, Smith Barney Large Cap Value Portfolio, Smith Barney International Equity Portfolio, Smith Barney Large Capitalization Growth Portfolio, Smith Barney Money Market Portfolio, Smith Barney Pacific Basin Portfolio, Travelers Managed Income Portfolio, Van Kampen Enterprise Portfolio, Centurion U.S. Equity Fund, Centurion International Equity Fund, Centurion U.S. Contra Fund, Centurion International Contra Fund, Global High-Yield Bond Fund, International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund, Global Dimensions Fund L.P., Citicorp Private Equity L.P., AIM V.I. Capital Appreciation Fund, AIM V.I. Government Series Fund, AIM V.I. Growth Fund, AIM V.I. International Equity Fund, AIM V.I. Value Fund, Fidelity VIP Growth Portfolio, Fidelity VIP High Income Portfolio, Fidelity VIP Equity Income Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP II Contrafund Portfolio, Fidelity VIP II Index 500 Portfolio, MFS World Government Series, MFS Money Market Series, MFS Bond Series, MFS Total Return Series, MFS Research Series, MFS Emerging Growth Series, Salomon Brothers Institutional Money Market Fund, Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers International Equity Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Balanced Fund, Salomon Brothers Asia Growth Fund, Salomon Brothers Capital Fund Inc, Salomon Brothers Investors Value Fund Inc, Salomon Brothers Opportunity Fund Inc, Salomon Brothers Institutional High Yield Bond Fund, Salomon Brothers Institutional Emerging Markets Debt Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund, Salomon Brothers Variable Asia Growth Fund, and Salomon Brothers Variable Small Cap Fund.

         (b) The information required by this Item 27 with respect to each director and officer of CFBDS is incorporated by reference to Schedule A of Form BD filed by CFBDS pursuant to the Securities and Exchange Act of 1934 (File No.8-32417).

         (c) Not applicable.

Item 28.  Location of Accounts and Records.

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

    NAME                                     ADDRESS

    CFBDS, Inc.                             21 Milk Street, 5th Floor
    (administrator and distributor)         Boston, MA 02109

    State Street Bank and Trust Company     1776 Heritage Drive
    (transfer agent, custodian and          North Quincy, MA 02171
    fund accounting agent)

    Citibank, N.A.                          153 East 53rd Street
    (investment adviser)                    New York, NY 10043

Item 29.  Management Services.

         Not applicable.

Item 30.  Undertakings.

         Not applicable.

                                   SIGNATURES
         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 16th day of June, 2000.

                                                CITIFUNDS FIXED INCOME TRUST,
                                                on behalf of Intermediate Income
                                                Portfolio

                                                By: Philip W. Coolidge
                                                    --------------------
                                                    Philip W. Coolidge
                                                    President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on June 16, 2000.

       Signature                                       Title
       ---------                                       -----
                                       President, Principal Executive Officer
Philip W. Coolidge                       and Trustee
-------------------------
Philip W. Coolidge

                                       Principal Financial Officer and
Linwood C. Downs                         Principal Accounting Officer
-------------------------
Linwood C. Downs

Riley C. Gilley*                       Trustee
-------------------------
Riley C. Gilley

Diana R. Harrington*                   Trustee
-------------------------
Diana R. Harrington

Susan B. Kerley*                       Trustee
-------------------------
Susan B. Kerley

Heath B. McLendon *                    Trustee
-------------------------
Heath B. McLendon

C. Oscar Morong, Jr.*                  Trustee
-------------------------
C. Oscar Morong, Jr.

E. Kirby Warren*                       Trustee
-------------------------
E. Kirby Warren

*By:   Philip W. Coolidge
       ------------------
       Philip W. Coolidge
       Executed by Philip W. Coolidge
       on behalf of those indicated
       pursuant to Powers of Attorney.

                                   SIGNATURES
         The Premium Portfolios has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of CitiFunds Fixed Income Trust to be signed on its behalf by the undersigned, thereunto duly authorized, in Grand Cayman, Cayman Islands, on the 16th day of June, 2000.

                                        THE PREMIUM PORTFOLIOS
                                        on behalf of U.S. Fixed Income Portfolio

                                        By: Susan Jakuboski
                                            Susan Jakuboski,
                                            Assistant Secretary of
                                            The Premium Portfolios

         This Post-Effective Amendment to the Registration Statement on Form N-1A of CitiFunds Fixed Income Trust has been signed by the following persons in the capacities indicated on June 16, 2000.

       Signature                                       Title
       ---------                                       -----

Philip W. Coolidge*                    President, Principal Executive Officer
-----------------------------            and Trustee
Philip W. Coolidge

Linwood C. Downs*                      Principal Financial Officer and
-----------------------------            Principal Accounting Officer
Linwood C. Downs

Elliott J. Berv*                       Trustee
-----------------------------
Elliott J. Berv

Mark T. Finn*                          Trustee
-----------------------------
Mark T. Finn

C. Oscar Morong, Jr.*                  Trustee
-----------------------------
C. Oscar Morong, Jr.

Walter E. Robb, III*                   Trustee
-----------------------------
Walter E. Robb, III

E. Kirby Warren*                       Trustee
-----------------------------
E. Kirby Warren

*By:  Susan Jakuboski
      -----------------------
      Susan Jakuboski
      Executed by
      Susan Jakuboski on
      behalf of those indicated
      as attorney in fact.

                                  EXHIBIT INDEX

 Exhibit No.:      Description:
 ------------      ------------
 a(2)              Form of Amended and Restated Establishment and Designation
                   of Series of the Registrant
 a(3)              Form of Amended and Restated Designation of Classes of the
                   Registrant
 h(2)              Transfer Agency and Services Agreement between the Registrant and Citi Fiduciary Trust Company
 h(4)              Sub-Transfer Agency and Services Agreement between the
                   Registrant and PFPC Global Fund Services
 j                 Independent auditor's consent
 q(1)              Code of Ethics of the Registrant
 q(2)              Code of Ethics of CFBDS
 q(3)              Code of Ethics of the Manager